UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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☐	Soliciting Material Pursuant to §240.14a-12
Serina Therapeutics, Inc.
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601 Genome Way, Suite 2001 Huntsville, AL 35806 T: 256-327-9630 www.serinatherapeutics.com
November 1, 2024
Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Serina Therapeutics, Inc. which will be held on Friday, December 13, 2024 at 11:00 a.m. Central Time. We will be holding the Meeting this year as a “virtual” meeting, by online participation only. Our stockholders may attend and participate at the online Meeting at www.virtualshareholdermeeting.com/SER2024. We will not be accommodating live, in-person attendance at the Meeting this year.
The Notice and Proxy Statement on the following pages contain details concerning the business to come before the Meeting. Management will report on current operations, and there will be an opportunity for discussion concerning Serina and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the Meeting online.
I look forward to personally meeting all stockholders who are able to attend.

Steve Ledger
Chief Executive Officer

601 Genome Way, Suite 2001 Huntsville, AL 35806 T: 256-327-9630 www.serinatherapeutics.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 13, 2024
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting”) of Serina Therapeutics, Inc. (“Serina”), will be held on Friday, December 13, 2024 at 11:00 a.m. Central Time for the following purposes:

1.To elect three (3) Class I directors to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Balkrishan “Simba” Gill, Remy Gross, and Steven Mintz;

2.To ratify the appointment of Frazier & Deeter, LLC as Serina’s independent registered public accountants for the fiscal year ending December 31, 2024;

3.To approve a proposed amendment to the Serina Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Incentive Plan”), in substantially the form attached to the accompanying proxy statement as Annex A, to (i) increase the number of shares of common stock available for issuance thereunder (the “Share Reserve”) to 2,675,000, (ii) increase the number of shares that may be issued as Incentive Stock Options under the 2024 Incentive Plan to 2,675,000, (iii) provide that the Share Reserve will increase automatically on the first day of each fiscal year of the Company beginning with the 2026 fiscal year and ending on (and including) the first day of the 2034 fiscal year (each, an “Evergreen Date”), in each case, in an amount equal to 5% of the outstanding shares of common stock on the last day of the immediately preceding fiscal year (each, an “Evergreen Increase”); provided, however, that the Board may act to provide that there will be no Evergreen Increase for a fiscal year, or that the Evergreen Increase for such fiscal year will be a lesser number of shares of common Stock; and (iv) to modify the Reversion of Shares Provisions (as defined in the Proxy Statement); and
4.To transact such other business as may properly come before the Meeting or any adjournments of the Annual Meeting.
The Board of Directors has fixed the close of business on October 22, 2024 as the record date for determining stockholders entitled to receive notice of and to vote at the Meeting or any postponement or adjournment of the Meeting.
We will be holding the Meeting this year as a “virtual” meeting, by online participation only. Our stockholders may attend and participate at the Meeting online at www.virtualshareholdermeeting.com/SER2024. If you wish to attend the Meeting online you will need to gain admission in the manner described in the Proxy Statement.
Whether or not you expect to attend the Meeting online, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the Meeting. If you are present at the Meeting, your proxy will be returned to you if you so request.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ONLINE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

By Order of the Board of Directors

Steve Ledger
Chief Executive Officer

Huntsville, Alabama
November 1, 2024

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, December 13, 2024

Explanatory Note

Serina Therapeutics, Inc. (“Serina”, “we”, “us”, “our”or the “Company”) was incorporated as AgeX Therapeutics, Inc. in January 2017 in the state of Delaware. On March 26, 2024, AgeX Therapeutics, Inc. completed a merger transaction in accordance with the terms and conditions of the Agreement and Plan of Merger and Reorganization, dated as of August 29, 2023 (the “Merger Agreement”), by and among AgeX Therapeutics, Inc. (“AgeX”), Canaria Transaction Corporation, an Alabama corporation and a wholly owned subsidiary of AgeX (“Merger Sub”), and Serina Therapeutics, Inc., an Alabama corporation (“Legacy Serina”), pursuant to which Merger Sub merged with and into Legacy Serina, with Legacy Serina surviving the merger as a wholly owned subsidiary of AgeX (the “Merger”). Additionally, on March 26, 2024, AgeX changed its name from “AgeX Therapeutics, Inc.” to “Serina Therapeutics, Inc.”

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING
Q: Why have I received this Proxy Statement?

Serina is holding its Annual Meeting of Stockholders (the “Meeting”) at 11:00 a.m. Central Time on Friday, December 13, 2024 for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing the Class I directors, (2) ratifying the appointment of our independent registered public accountants, and (3) approving a proposal to amend the Serina Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Incentive Plan”), in substantially the form attached to this Proxy Statement as Annex A, to (i) increase the number of shares of common stock available for issuance thereunder (the “Share Reserve”) to 2,675,000, (ii) increase the number of shares that may be issued as Incentive Stock Options under the 2024 Incentive Plan to 2,675,000, (iii) provide that the Share Reserve will increase automatically on the first day of each fiscal year of the Company beginning with the 2026 fiscal year and ending on (and including) the first day of the 2034 fiscal year (each, an “Evergreen Date”), in each case, in an amount equal to 5% of the outstanding shares of common stock on the last day of the immediately preceding fiscal year (each, an “Evergreen Increase”); provided, however, that the Board may act to provide that there will be no Evergreen Increase for a fiscal year, or that the Evergreen Increase for such fiscal year will be a lesser number of shares of common stock; and (iv) modify the Reversion of Shares Provisions (as defined hereinafter) (the “2024 Incentive Plan Amendment,” and such proposal, the “2024 Incentive Plan Amendment Proposal”). At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning Serina and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.
Q: Who is soliciting my proxy?
The accompanying proxy is solicited by the Board of Directors of Serina for use at the Meeting. Certain of our officers, directors, and employees, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal communication. Serina may also engage a third party proxy solicitor.
Q: Who is entitled to vote at the Meeting?
Only stockholders of record at the close of business on October 22, 2024, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On that date, there were 8,891,976 shares of Serina common stock, par value $0.0001 per share, issued and outstanding, which constitute the only class Serina securities outstanding entitled to vote on the matters to be presented at the meeting.
Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by stockholders?
Directors will be elected by a plurality of the votes cast at the Meeting. All other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. A quorum consists of a majority of the outstanding shares of common stock entitled to vote. Notwithstanding the foregoing, if a quorum is not present the Meeting may be adjourned by a vote of a majority of the shares present. Shares of common stock held by stockholders who participate in the Meeting online or that are represented by a proxy will be deemed present for purposes of determining whether a quorum is present.
Q: How many votes do my shares represent?
Each share of Serina common stock is entitled to one vote in all matters. Stockholders are not entitled to cumulate votes in the election of directors.
Q: What are my choices when voting?
In the election of directors, you may vote for all nominees or you may withhold your vote from one or more nominees. For the vote on all other matters you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.
Q: What if I abstain from voting on a matter?
If you check the “abstain” box in the proxy form, or if you attend the Meeting online without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.
Q: Can I change my vote after I submit my proxy form?
You may revoke your proxy at any time before it is voted. If you are a stockholder of record and you wish to revoke your proxy you must do one of the following things:
•deliver to the Secretary of Serina a written revocation; or
•deliver to the Secretary of Serina a signed proxy bearing a date subsequent to the date of the proxy being revoked; or
•attend the Meeting through online participation and vote by internet voting
If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.
Q: Can I still attend and vote at the Meeting if I submit a proxy?
You may attend the Meeting online whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting online will not revoke your proxy unless you also vote through internet voting during your online participation at the Meeting.
Q: How can I vote at the Meeting?
If you are a stockholder of record and you attend the Meeting online, you may vote your shares at the Meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “HOW TO ATTEND THE ANNUAL MEETING” portion of this Proxy Statement.
Even if you currently plan to attend the Meeting and vote online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend and vote online at the Meeting.
Q: What are the Board of Directors’ recommendations?
The Board of Directors recommends that our stockholders vote FOR (1) each nominee for election as a Class I director, (2) approval of the appointment of Frazier & Deeter, LLC (“Frazier & Deeter”) as our independent registered public accountants for the fiscal year ending December 31, 2024; and (3) approval of the 2024 Incentive Plan Amendment Proposal.
Q: What if I do not specify how I want my shares voted?
Stockholders of Record. If you are a stockholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a Class I director, (2) approval of the appointment of Frazier & Deeter as our independent registered public accountants for the fiscal year ending December 31, 2024; and (3) approval of the 2024 Incentive Plan Amendment Proposal.
Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on certain routine matters, including the approval of the appointment of our independent registered public accountants, but cannot vote in the election of directors or certain other matters under applicable stock exchange rules. Based on broker non-votes with respect proposals similar to the 2024 Incentive Plan Amendment Proposal at prior annual meetings of our stockholders, we expect that brokers will consider the 2024 Incentive Plan Amendment Proposal to be a matter as to which they cannot vote unless they receive voting directions from the beneficial owners of the Serina shares they hold. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Equiniti Trust Company, LLC, our transfer agent.
Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.
Q: What if any matters not mentioned in the Notice of Annual Meeting or this Proxy Statement come up for vote at the Meeting?
The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, no stockholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.
The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.
Q: Who will bear the cost of soliciting proxies for use at the Meeting?
Serina will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, or electronic communication by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?
If you plan on attending the Meeting, please read the “HOW TO ATTEND THE ANNUAL MEETING” section of this Proxy Statement for information about the documents you will need to attend and participate in the Meeting online.
This Proxy Statement and the accompanying form of proxy are first being sent or made available to our stockholders on or about November 1, 2024.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held December 13, 2024.
The Letter to Stockholders, Notice of Annual Meeting and Proxy Statement, and Annual Report on Form 10-K, are available at: www.virtualshareholdermeeting.com/SER2024

ELECTION OF CLASS I DIRECTORS
At the Meeting, three (3) Class I directors will be elected to hold office until the 2027 Annual Meeting of Stockholders, and until their successors have been duly elected and qualified.

Each of the nominees for election as Class I directors at the Meeting, Balkrishan “Simba” Gill, Remy Gross, and Steven Mintz, are incumbent directors. It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed above. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

Biographical information for each nominee is contained in the “BOARD OF DIRECTORS AND CORPORATE GOVERNANCE” section below.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Current Composition of Board of Directors

The board is divided into three classes, with members of each class serving staggered three-year terms.Balkrishan “Simba” Gill, Ph.D.,serves as the Executive Chairman of the Board.

•Class I consists of Balkrishan “Simba” Gill, Ph.D.,Remy Gross, and Steven Mintz, whose terms will expire at the Meeting;

•Class II consists of J. Milton Harris, Ph.D., and Steven Ledger, whose terms will expire at the Company’s 2025 annual meeting of stockholders; and

•Class III consists of Gregory H. Bailey, M.D., and Richard Marshall, M.D., Ph.D.,whose terms will expire at the Company’s 2026 annual meeting of stockholders.

Nominees for Election of Class I Directors to a Three-Year Term Expiring at the 2027 Annual Meeting
The following table sets forth information regarding our Class I directors who are nominees for re-election:

					Committee Membership
Name of Director	Age	Class	Director Since	Current Term Expires	Audit	Compensation	Nominating and Corporate Governance	Science and Technology Committee
Balkrishan “Simba” Gill, Ph.D.	60	I	Apr. 2024	2024
Remy Gross	54	I	Mar. 2024	2024	Member		Member	Member
Steven Mintz	58	I	Jan. 2024	2024	Chair	Member
Balkrishan “Simba” Gill, Ph.D. served as the founding Executive Chair, and has served as President and Chief Executive Officer, and a member of the Board of Directors of Evelo Biosciences, Inc. from 2015 to 2023. Simba has also served as a Venture Partner at Flagship Pioneering since 2015, and a member of the Board of Directors of Foghorn Therapeutics from 2017. From 2016 to 2019, Simba served as a Director at Realm Therapeutics PLC. From 2006 to 2015, Simba served as the President and Chief Executive Officer of moksha8 Pharmaceuticals, Inc and as a Partner at TPG Growth. Prior to these roles Simba was President and CFO at Maxygen from 1997 to 2006 and before that head of Corporate Development at Valentis and at Systemix. He worked at Boehringer Mannheim as co-head of Global Marketing for Recormon, Head of North Africa and Head of Corporate Development for the Elecsys Immunodiagnostic Platform. Simba is an immunologist and received his Ph.D. for early work on antibody drug discovery development from King’s College, London based on work done at Celltech. He received his M.B.A. from INSEAD. He has lived and worked in many countries and locations across the US, Latin America, Europe, the Middle East, Asia, and Africa.

Our Board believes that Dr. Gill is qualified to serve as a director based on his extensive experience in venture capital and in leadership positions in biotechnology companies and his science background.

Remy Gross has served as Vice President, Business Development & Technology Advancement at the Buck Institute for Research (“Buck”) on Aging from 2006. Mr. Gross has advised and helped create multiple new biopharmaceutical startups at Buck, including Unity Biotechnology, Inc., Aeovian Therapeutics, Inc., and BhB Therapeutics, Inc. Prior to Buck, Mr. Gross held increasingly senior roles at Shearwater from 1994 to 2001, and at Nektar after AgeX's acquisition of Shearwater from 2001 to 2005, including Vice President of Operations. In 2013, Mr. Gross co-founded RCP Companies, Inc., a boutique real estate company providing acquisition, development, and asset management. Mr. Gross serves as a board director of BhB Therapeutics, Inc., Napa Therapeutics, Inc., and Selah Therapeutics, Inc. Mr. Gross serves on several non-profit boards including MidCity Accelerator Foundation, Hatch HSV and k3innovation. Mr. Gross received a B.S. in Chemistry from Loyola University New Orleans.

Our Board believes that Mr. Gross is qualified to serve as a director based on his extensive background in the design, manufacture and construction of polymers and polymer-drug conjugates and his experience advising and creating biopharmaceutical startups.

Steven Mintz has served on the Board since January 2024 and has been a self-employed financial consultant since 1998 serving both private individuals and companies, as well as public companies in a variety of industries including mining, oil and gas, real estate and investment strategies. Mr. Mintz is currently President of St. Germain Capital Corp., a private consulting and investment firm. He is also a principal and Chief Financial Officer of the Minkids Group, a family investment and development company. Mr. Mintz is currently a director of Portage Biotech, Inc., a clinical-stage immuno-oncology company advancing multi-targeted therapies for cancer, and Pool Safe, Inc., a provider of technology-enabled products for the hospitality industry. Mr. Mintz previously served as a director of IM Cannabis (formerly Navasota Resources). Mr. Mintz graduated from the University of Toronto in 1989 and obtained his Chartered Accountant designation in June of 1992.

Our Board believes that Mr. Mintz is qualified to serve as a director due to his extensive background in financial and accounting matters and his experience investing in the life science industry.

Class II and Class III Directors Continuing in Office Until the 2025 Annual Meeting and 2026 Annual Meeting, respectively

The following table sets forth information with respect to our Class II and Class III directors:

				Committee Membership
Name of Director	Age	Class	Current Term Expires	Audit	Compensation	Nominating and Corporate Governance	Science and Technology Committee
Gregory H. Bailey, M.D.	68	III	2026		Member
J. Milton Harris, Ph.D.	84	II	2025		Chair	Chair	Chair
Steven Ledger	64	II	2025
Richard Marshall, M.D., Ph.D.	57	III	2026			Member
Gregory H. Bailey, M.D. has served on the Board since August 2018 and served as the Chair of the AgeX Board from October 2018 until May 2022. Dr. Bailey has served as a member of the Legacy Serina Board since March 2023. Dr. Bailey is currently Executive Chairman of Juvenescence Limited (“Juvenescence”). From October 2017 until January 2023, Dr. Bailey served as the Chief Executive Officer of Juvenescence. Dr. Bailey is also a board director of Manx Financial Group, plc, BioHaven Ltd., SalvaRx Group, plc., and Portage Biotech, Inc. Dr. Bailey founded and served as a director of a number of private and public companies and previously served as a managing partner of Palantir Group, Inc., a merchant bank involved in a number of biotech company startups and financings. Dr. Bailey practiced emergency medicine for 10 years before entering finance. Dr. Bailey received his M.D. from the University of Western Ontario.

Our Board believes that Dr. Bailey is qualified to serve as a director based on his extensive experience in venture capital and in leadership positions in biotechnology companies, his technical background, and his perspective as the Executive Chairman of our largest single investor, Juvenescence.

J. Milton Harris, Ph.D. served as Chair of the Legacy Serina Board of Directors since he co-founded Legacy Serina in 2006. Dr. Harris has more than 30 years of experience as a senior life sciences executive. Prior to founding Legacy Serina, he was the Founder and Chief Executive Officer of Shearwater. Shearwater was founded by Dr. Harris in 1992 and sold in 2001 to Inhale Therapeutics, Inc. (Inhale Therapeutics, Inc., subsequently changed its name to Nektar Therapeutics, Inc.). Shearwater successfully patented, manufactured, and partnered PEG technology that enabled multiple drug products including Neulasta® (Amgen) and Pegasys® (Roche). Dr. Harris has also served on the board of directors of HudsonAlpha Institute for Biotechnology since its founding in 2004. Dr. Harris earned a B.S. from McGill University, where he also was awarded an honorary Sc.D., and a Ph.D. from the Massachusetts Institute of Technology. Dr. Harris has co-authored more than 200 publications and is a co-inventor on more than 75 patents.

Our Board believes that Dr. Harris is qualified to serve as a director based on his extensive experience founding, growing and serving in leadership positions with life sciences companies, as well as the expertise and continuity that he brings to the Company’s board of directors since co-founding Legacy Serina.

Steve Ledger is the Chief Executive Officer of the Company and also serves as a Class II director. Mr. Ledger served as Serina’s Chief Financial Officer from June 2021 until March 2024, when he was appointed as the Interim Chief Executive Officer of the Company. Mr. Ledger has served as a member of the Serina Board since December 2022. Mr. Ledger has more than 35 years of experience as an investor, board member, advisor, and in operational roles with early-stage companies. From 2018 to the present, Mr. Ledger serves as Managing Partner of Form & Fiction Ventures, Inc. (FFV), a venture studio that launches and invests in startup and seed stage companies focused on socially responsible initiatives. Mr. Ledger is a co-founder and board director of Entourage Genomics, Inc., a bioinformatics software company formed by FFV in June 2023. From 2018 to February 2022, Mr. Ledger served as an advisor at Caldwell Sutter Capital, Inc., an SEC registered broker dealer and investment management firm focused on value-based equity and debt securities. From 2002 to 2012, Mr. Ledger was the founder and managing member of Tamalpais Partners, LLC, the general partner to funds focused on special situations in the small capitalization public equity markets. Mr. Ledger received a B.A. in Economics from the University of Connecticut.

The Company’s board of directors believes that Mr. Ledger is qualified to serve as a director based on his role as the Company’s Chief Executive Officer, his previous experience as Chief Financial Officer of Serina, and his experience as an investor and advisor in the life sciences industry.

Richard Marshall, CBE, M.D., Ph.D. has served as the Chief Executive Officer of Juvenescence since January 2023. Dr. Marshall is a physician scientist and highly experienced executive with a 20-year track record of leadership in pharmaceutical Research & Development. From September 2019 to January 2023, Dr. Marshall was Senior Vice President and Global Head of Respiratory & Immunology Development at AstraZeneca plc, overseeing the development and approval of five new medicines. This included the SARS CoV-2 vaccine, Vaxzevria®, and combination antibody, EvushieldTM. In 2021 he was recognized in the Queen’s Honours List with a CBE for his contribution to UK science and the Covid response. From 2002 to 2018, Dr. Marshall held increasingly senior roles at GlaxoSmithKline plc, including Vice President of Fibrosis R&D. Dr. Marshall received a Bachelor of Science in Neuroscience, a Bachelor of Medicine, a Bachelor of Surgery, and a Doctor of Philosophy in Medical Sciences from University College London and has held visiting professor and honorary consultant roles in thoracic medicine at Newcastle University and the Royal Brompton Hospital. Dr. Marshall has co-authored more than 60 original publications in journals including The Lancet and The New England Journal of Medicine.

Our Board believes that Dr. Marshall is qualified to serve as a director due to his years of experience in the venture capital and healthcare industries, as well as his extensive science background.
Director Independence
Gregory Bailey, Simba Gill, Remy Gross, J. Milton Harris, Richard Marshall, and Steven Mintz each qualify as “independent” in accordance with Section 803(A) of the NYSE American Company Guide. The members of our Audit Committee meet the additional independence standards under Section 803(B)(2) of the NYSE American Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Compensation Committee meet the additional independence standards under Section 805(c)(1) of the NYSE American Company Guide. Our independent directors received no compensation or remuneration during the last fiscal year for serving as directors except as disclosed under “DIRECTOR COMPENSATION.” None of the independent directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above.

Family Relationships

There are no family relationships among any of our proposed directors and executive officers.

Affiliations with 5% Stockholders

Gregory Bailey is the Executive Chairman of Juvenescence, a greater than 5% stockholder, and may be deemed to beneficially own the shares held by to JuvVentures (UK) Limited (“JuvVentures”). This response is not and shall not be construed as an admission that Dr. Bailey is the beneficial owner of any securities of the Company other than the securities actually owned by Dr. Bailey (if any).

Richard Marshall is the Chief Executive Officer of Juvenescence, a greater than 5% stockholder, and may be deemed to beneficially own the shares held by JuvVentures. This response is not and shall not be construed as an admission that Dr. Marshall is the beneficial owner of any of our securities other than the securities actually owned by Dr. Marshall (if any).

A summary of transactions between us and Juvenescence is included in the section titled “RELATED PERSON TRANSACTIONS.”
Board Meetings and Attendance
During the fiscal year ended December 31, 2023, our Board of Directors met thirteen times. The Board approved certain matters by unanimous written consent on two occasions in lieu of a meeting during 2023. None of our current directors who served as a director during 2023 attended fewer than 75% of the meetings of the Board and the committees on which they served during their terms as directors. Directors are also encouraged to attend our annual meetings of stockholders, although they are not formally required to do so.
Meetings of Non-Management Directors
Our non-management directors met periodically in executive session, without any directors who are Serina officers or employees present. These meetings allowed the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.
Stockholder Communications with Directors
If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.serinatherapeutics.com.
Attendance at Annual Meetings of Stockholders.
Our directors are encouraged, but not required, to attend our annual meetings of stockholders. Last year, Gregory Bailey attended the 2023 annual meeting of stockholders.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.serinatherapeutics.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

We have separated the positions of Chair of the Board and Chief Executive Officer in order to reinforce the independence of the board of directors from management, create an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. As such, our Board is chaired by Dr. Gill, and Mr. Ledger serves as our Chief Executive Officer.
The Board’s Role in Risk Management
One of the key functions of our Board is to oversee our risk management process. We do not have a standing risk management committee, but rather administer this oversight function directly through the Board as a whole, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee has the responsibility to consider and discuss the major financial risk exposures and the steps our management should take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management will be undertaken. The Audit Committee is also expected to monitor compliance with legal and regulatory requirements. The Compensation Committee also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Hedging Transactions
We have adopted a policy that prohibits our directors and our officers and other employees from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds, or to otherwise engage in transactions that hedge or offset, or that are designed to hedge or offset, risks of any decrease in the market value of our common stock or other equity securities granted to the employee or director as part of their compensation, or held, directly or indirectly, by the employee or director.
Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Science and Technology Committee, each of which has the composition and the responsibilities described below.
Audit Committee
During 2023, the Audit Committee was comprised of: (i) Michael H. May (Chair), who served until the day of the 2023 annual meeting of the stockholders, when his service on Audit Committee expired, (ii) Joanne M. Hackett, who served until August 9, 2023, when she was appointed Interim Chief Executive Officer of AgeX, and (iii) and Jean-Christophe Renondin, who served for the duration of 2023. The current members of the Audit Committee are Steven Mintz (Chair) and Remy Gross. The Audit Committee held eight meetings during 2023. The Audit Committee approved certain matters by unanimous written consent on two occasions in lieu of a meeting during 2023.

The purpose of the Audit Committee is to oversee the corporate accounting and financial reporting processes and audits of financial statements. For this purpose, the Audit Committee performs several functions, including among other things:
•evaluate the independent registered public accounting firm’s qualifications, independence and performance;
•determine whether to retain or terminate the engagement of the existing independent registered public accounting firm or to appoint and engage a different independent registered public accounting firm;
•review all relationships between any prospective independent registered accounting firm and us that may reasonably be thought to bear on independence prior to engagement of any prospective independent registered accounting firm;
•review and approve the scope of the annual audit and pre-approves the audit and non-audit fees and services;
•obtain and review a report by the independent outside auditor describing that firm’s internal quality-control procedures on an annual basis;

•annually review all relationships between the independent outside auditor and us that may reasonably be thought to bear on independence;
•review and monitor compliance with programs and policies designed to ensure compliance with laws and regulations and the Code of Business Conduct and Ethics, including review and approval of all related party transactions on an ongoing basis;
•establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters;
•discuss with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•approve the retention of the independent outside auditor to perform any proposed permissible non-audit services;
•monitor the rotation of partners of the independent outside auditors on our engagement team in accordance with requirements established by the SEC;
•discuss on a periodic basis, or as appropriate, with management the policies and procedures with respect to risk assessment and risk management;
•review our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
•consider and adopt policies regarding Audit Committee preapproval of employment of individuals employed or formerly employed by our independent outside auditor;
•investigate any reports received through the ethics helpline and report to our Board periodically with respect to the information received through the ethics helpline and any related investigations;
•review our critical accounting policies and estimates; and
•review the Audit Committee charter and the committee’s performance at least annually.

All members of the Audit Committee during 2023 met the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE American. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. We believe that each member of the Audit Committee during 2023 was independent under the applicable rules of the SEC and the NYSE American.

All current members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE American and Mr. Mintz qualifies as an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of the NYSE American. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. We believe that each member of the Audit Committee is independent under the applicable rules of the SEC and the NYSE American. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE American. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.serinatherapeutics.com.
Compensation Committee
During 2023, the Compensation Committee was comprised of: (i) Gregory H. Bailey, M.D. (Chair), who served for the duration of 2023, (ii) Michael H. May, who served until the day of the 2023 annual meeting of the stockholders, when his service on Compensation Committee expired, (iii) Joanne M. Hackett, who served until August 9, 2023, when she was appointed Interim Chief Executive Officer of AgeX, and (iv) and Jean-Christophe Renondin, who served for the duration of 2023. The current members of the Compensation Committee are J. Milton Harris, Ph.D. (Chair), Gregory H. Bailey, M.D., and Steven Mintz.

The Compensation Committee oversees policies relating to compensation and benefits of officers and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of the executive officers, evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves or makes recommendations to the Board regarding the issuance of stock options and other awards under our stock plans to the executive officers. The Compensation Committee will review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with our charter. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.serinatherapeutics.com.

The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under its charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources the Compensation Committee considers necessary or appropriate in the performance of our duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and the NYSE American, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

To qualify as independent to serve on the Compensation Committee, the NYSE American Listing Rules require a director not to accept any consulting, advisory, or other compensatory fee from us, other than for service on our Board, and that our Board consider whether a director is affiliated with us and, if so, whether such affiliation would impair the director’s judgment as a member of the Compensation Committee. We believe that the composition of the Compensation Committee during 2023 met the requirements for independence under, and the functioning of such Compensation Committee complied with any applicable requirements of, the rules and regulations of the SEC and the NYSE American. We believe that the composition of the Compensation Committee meets the requirements for independence under, and the functioning of such Compensation Committee complies with any applicable requirements of, the rules and regulations of the SEC and the NYSE American.

Compensation Committee Interlocks and Inside Participation

Each member of the Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and independent within the meaning of the independent director guidelines of the NYSE American. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serves on the Board or Compensation Committee.

Nominating and Corporate Governance Committee

During 2023, the Nominating and Corporate Governance Committee was comprised of: (i) Jean-Christophe Renondin (Chair), who served for the duration of 2023, (ii) Michael H. May, who served until the day of the 2023 annual meeting of the stockholders, when his service on Nominating and Corporate Governance Committee expired, (iii) Joanne M. Hackett, who served until August 9, 2023, when she was appointed Interim Chief Executive Officer of AgeX, and (iv) and Gregory H. Bailey, M.D., who served for the duration of 2023. The members of the Nominating and Corporate Governance Committee are J. Milton Harris, Ph.D. (Chair), Remy Gross and Richard Marshall, M.D., Ph.D.

The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing corporate governance policies and reporting and making recommendations to the Board concerning governance matters. A copy of the Nominating and Corporate Governance Committee Charter has been posted on our internet website and can be found at www.serinatherapeutics.com.

Science and Technology Committee

The members of the Science and Technology Committee are J. Milton Harris, Ph.D. (Chair), and Remy Gross. The Science and Technology Committee was formed by the Board on May 30, 2024.

The purpose of the Science and Technology Committee is to assist the Board and management in understanding any emerging or evolving scientific or technological issues of importance to the Company; assist the Board in understanding the status and progress of certain of the Company’s research and development programs, manufacturing and regulatory strategies and business development opportunities; advise management of the Company on certain aspects of the

Company’s technology development, as required to achieve its long-term strategic technology development objectives, including the research and development programs, manufacturing and regulatory strategies, business development opportunities, and patent, trademark, and licensing matters; assist the Board in understanding the licensing of the Company’s technology and the licensing of third party technology; and assist the Board in understanding the Company’s intellectual property position in connection with the foregoing and otherwise.

For this purpose, the Science and Technology Committee performs several functions, including among other things:

●
review, evaluate and advise the Board and management on the overall strategy, strategic goals, objectives, direction and effectiveness of the Company’s research and development programs and related investments, and on the Company’s progress in achieving its long-term strategic research and development goals and objectives;

●	monitor and evaluate trends in research and development, and report to the Board and management regarding emerging technologies for building the Company’s technological strength;

●	recommend approaches to acquiring and maintaining technology positions (including, but not limited to, contracts, grants, collaborative efforts, licensing arrangements, alliances, and capital);

●	advise the Board and management on the scientific and business aspects of business development transactions;

●
evaluate and advise the Board and management on the soundness, opportunities and risks associated with the products, programs and technologies in which the Company is, or is considering, investing its research and development efforts;

●
review and advise the Board on the Company’s current and potential internal and external programs and investments in science and technology. For any internal or external programs and investments in products and technologies (e.g., potential licenses, acquisitions, collaborations or equity investments) that require approval by the full Board, the Committee may be asked to provide the Board and management with its advice prior to such Board action;

●	regularly review and make recommendations to the Board and management with respect to the Company’s research and development pipeline;

●
conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee;

●	review such other topics as delegated to the Committee from time to time by the Board;

●	review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

●	periodically evaluate its own performance.
Report of the Audit Committee on the Audit of Our Financial Statements
The following is the report of the Audit Committee with respect to AgeX's audited financial statements for the year ended December 31, 2023. The current members of our Audit Committee, did not join the Audit Committee until after our Annual Report on Form 10-K for the year ended December 31, 2023, was filed and did not participate in discussions with our independent registered public accountants concerning the audit of our financial statements for the year ended December 31, 2023 or other matters discussed in the Audit Committee report.
The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the

Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Serina specifically incorporates such information by reference in such filing.
The members of the Audit Committee held discussions with our management and representatives of WithumSmith + Brown PC, our independent registered public accountants during our fiscal year ended December 31, 2023, concerning the audit of our financial statements for the year ended December 31, 2023. The independent public accountants are responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of our financial statements.
The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023. Our auditors also discussed with the Audit Committee the adequacy of our internal control over financial reporting.
The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.
The Audit Committee also met on a quarterly basis with the auditors during 2023 to review and discuss our financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Steven Mintz (Chair) and Remy Gross.

Nomination of Candidates for Election as Directors
Nominating Policies and Procedures
The Nominating and Corporate Governance Committee will consider nominees for election as directors proposed by stockholders, provided that they notify the Nominating and Corporate Governance Committee of the nomination in writing at least 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90 days day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Within the applicable time frame the stockholder and the nominee must also provide the Nominating and Corporate Governance Committee with all information that the Nominating and Corporate Governance Committee may reasonably request regarding the nominee.
The Board and the Nominating and Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating and Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Nominating and Corporate Governance Committee will also consider whether a nominee or incumbent director has any conflicts of interest with Serina that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of Serina and its stockholders. The Nominating and Corporate Governance Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.
The Board of Directors and the Nominating and Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical industry, corporate management, and finance. The Board believes that this interdisciplinary approach will best suit our needs as we work to develop and commercialize novel therapeutics targeting human aging and degenerative diseases.
EXECUTIVE COMPENSATION
We are an “emerging growth company” as defined in the JOBS Act, as amended, and a “smaller reporting company” as defined in the rules and regulations of the SEC. As an emerging growth company and as a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies or smaller reporting companies. Accordingly, this Proxy Statement includes reduced disclosure about our executive compensation arrangements.

Executive Officer Compensation

This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. This section also sets forth information relating to the compensation earned by AgeX’s named executive officers for the fiscal years ended December 31, 2023 and 2022, as well as certain information regarding equity awards granted to AgeX’s named executive officers that remained outstanding as of December 31, 2023. Unless otherwise indicated, as used in this section, “Serina,” the “Company,” “we,” “us” and “our” refer to Legacy Serina prior to the closing of the Merger and Serina after the closing of the Merger.

Legacy Serina Summary Compensation Table

The following table sets forth information concerning the compensation of Legacy Serina’s named executive officers for the years indicated.

Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards	All Other Compensation (2)	Total
Steve Ledger	2023	$170,000	(1)	$67,500	—	—	—	$237,500
Chief Executive Officer
Legacy Serina’s Chief Financial Officer
Randall Moreadith, M.D., Ph.D.	2023	$336,723		$84,181	—	—	$12,976	$433,880
Chief Development Officer
Legacy Serina’s President and CEO	2022	$323,772		$26,980	—	—	$12,146	$362,898
Tacey Viegas, Ph.D.	2023	$267,080		$66,770	—	—	$22,676	$356,526
Former Chief Operating Officer	2022	$256,807		$21,400	—	—	$21,273	$299,480

(1)	Mr. Ledger received compensation as an independent contractor of $10,000 per month from January to August 2023 and $22,500 per month from September to December 2023.
(2)	Dr. Moreadith and Dr. Viegas received perquisites or other personal benefits in 2022 and 2023 towards payments of premiums for health, vision, short-term disability, long-term disability and life insurance.

Narrative Disclosure to Legacy Serina Summary Compensation Table

2023 Salaries and Bonuses

Each of Mr. Ledger, Dr. Moreadith and Dr. Viegas received a base salary (or base contractor fee, in the case of Mr. Ledger) in 2023 to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Annual base salaries and fees of executives are established at the date of hire and then reviewed periodically by the Serina Board.

For 2023, Legacy Serina’s executive bonus program was not based on pre-determined performance metrics. Legacy Serina’s executive officers were eligible to receive cash incentive compensation awarded at the discretion of the Legacy Serina Board of up to 25% of such executive officer’s base salary or fee, as applicable.

2023 Equity Compensation

Legacy Serina did not grant stock awards or stock options to any of its named executive officers in 2022. Legacy Serina granted stock options in the past, and its stock options generally allowed employees to purchase shares of Legacy Serina common stock at a price per share equal to the fair market value of Legacy Serina common stock on the date of grant, as determined by the Legacy Serina Board.

Other Elements of Compensation

During their employment, our named executive officers are eligible to participate in employee benefit plans and programs to the same extent and on the same terms as our other full-time employees generally. We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans. We offer eligible full-time employees, including the eligible NEOs, the opportunity to participate in a tax-qualified 401(k) plan. Employees can contribute eligible earnings up to the IRS’s annual limits on a before-tax basis, which was generally $22,500 for 2023. As described below, Mr. Ledger served as a contractor of Legacy Serina and not as an employee, and thus was not entitled to participate in any employee benefit plans.

Executive Compensation Arrangements

Below are descriptions of our employment arrangements with our named executive officers, each of whom is employed “at will.”

Mr. Ledger

Mr. Ledger served as Legacy Serina’s Chief Financial Officer from June 2021 until March 2024, when he was appointed as the Interim Chief Executive Officer of the Company. On September 8, 2024, Mr. Ledger was appointed as the Company’s Chief Executive Officer (the “CEO Appointment”). Prior to the CEO Appointment, Mr. Ledger was an independent contractor and not our employee. Mr. Ledger and Legacy Serina entered into a letter agreement, effective as of July 29, 2021, pursuant to which Mr. Ledger was granted options to purchase 116,666 shares of Legacy Serina common stock as compensation for providing certain financial advisory services to us. The cash compensation paid by Legacy Serina to Mr. Ledger in consideration for services provided by Mr. Ledger as an independent contractor was not subject to any written agreement between Mr. Ledger and Legacy Serina. Mr. Ledger’s base independent contractor compensation was reviewed periodically by our Board and Mr. Ledger and our Board could, but was not required to, agree to increase his base independent contractor compensation. For the year ended December 31, 2023, Mr. Ledger’s annual base independent contractor compensation was $170,000.

In connection with the CEO Appointment, the Company, Legacy Serina, and Mr. Ledger entered into an employment agreement (the “Ledger Employment Agreement”) that provides for an annual base salary of $450,000 and an annual incentive compensation opportunity of up to 50% of base salary, subject to the discretion of the Board. Mr. Ledger’s base salary will automatically increase to $500,000 annually, and he will receive a one-time cash bonus upon the attainment of certain strategic goals. In addition, Mr. Ledger received a grant of 501,851 options to purchase common stock of the Company, which was granted pursuant to, and is governed by and subject in all respects to, the terms and conditions of the 2024 Incentive Plan and the Non-Qualified Stock Option Agreement entered into by and between the Company and Mr. Ledger. 75% of the options will vest over time upon Mr. Ledger’s continued employment with the Company, with an initial vesting of 47,049 shares on March 9, 2025, and the remainder vesting ratably monthly thereafter over a four-year vesting period. The remaining 25% of the options will only vest upon the achievement of certain strategic goals as well as Mr. Ledger’s continued employment with the Company, upon the same vesting schedule as the other options.
The Ledger Employment Agreement restricts Mr. Ledger’s ability to compete with the Company for two years after employment, and to solicit employees of the Company for 18 months after employment. If Mr. Ledger is terminated by the Company without cause, Mr. Ledger will receive 12 months of base salary and a pro-rated bonus equal to at least one-half of his full annual bonus opportunity. The Ledger Employment Agreement will continue indefinitely until terminated by either party.

Dr. Moreadith

Dr. Moreadith’s employment with us is not subject to any written agreement between us and Dr. Moreadith. Dr. Moreadith’s base salary is reviewed periodically by our Board and our Board may, but is not required to, increase his base salary at its discretion. For the year ended December 31, 2023, Dr. Moreadith’s annual base salary was $336,723.

Dr. Viegas

Dr. Viegas’ employment with us terminated on July 15, 2024, when Dr. Viegas retired. His employment was not subject to any written agreement. In connection with his retirement, the Company and Dr. Viegas entered into a consulting agreement, effective July 14, 2024, pursuant to which Dr. Viegas agreed to serve as a consultant for the Company on various projects.

Post-Employment Compensation and Change in Control Payments and Benefits

The Ledger Employment Agreement provides that, if Mr. Ledger’s employment is terminated for no cause by the Company, Mr. Ledger will receive 12 months of base salary with a pro-rated bonus (minimum of one-half of the full annual bonus). If Mr. Ledger’s employment is terminated for cause by the Company or by Mr. Ledger voluntarily, Mr. Ledger will not be entitled to any severance payment. The Ledger Employment Agreement defines “cause” as (a) Mr. Ledger’s failure to perform Mr. Ledger’s duties, (b) Mr. Ledger’s failure to comply with any valid and legal directive of the Company, (c) Mr. Ledger’s engagement in dishonesty, illegal conduct, or misconduct which is, in each case, injurious to the Company or its affiliates, (d) Mr. Ledger’s embezzlement, misappropriation, or fraud, whether or not related to Mr. Ledger’s employment with the Company, (e) Mr. Ledger’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, (f) Mr. Ledger’s violation of the Company's written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct, (g) Mr. Ledger’s willful unauthorized disclosure of Confidential Information or violation of his restrictive covenants (as defined in Section 7 of the Ledger Employment Agreement), (h) Mr. Ledger’s material breach of any material obligation under the Ledger Employment Agreement or any other written agreement between Mr. Ledger and the Company, or (i) Mr. Ledger’s engagement in conduct that brings or is reasonably likely to bring the Company negative publicity or into public disgrace, embarrassment, or disrepute.

Neither Dr. Moreadith nor Dr. Viegas is party to any agreement, plan, or policy providing post-employment severance or change in control payments or benefits.
Legacy Serina Outstanding Equity Awards at December 31, 2023

The following table summarizes the outstanding equity incentive plan awards granted by Legacy Serina under the Serina Therapeutics, Inc. 2017 Stock Option Plan, as amended (the “Legacy Serina 2017 Option Plan”) for each of Legacy Serina’s named executive officers as of December 31, 2023. The number of shares subject to each award and the exercise price per share are each reported as of December 31, 2023, and do not reflect any changes as a result of the Merger.

			Option Awards				Stock Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have	Market Value of Shares or Units of Stock That Have Not
Name	Grant Date		Exercisable	Unexercisable	Price	Date	Not Vested (#)	Vested($)
Steve Ledger	7/29/2021	(1)	116,666	—	$0.06	7/29/2031	—	—
Randall Moreadith	5/6/2021	(1)	533,550	—	$0.06	5/6/2031	—	—
	7/29/2021	(2)	96,000	—	$0.06	7/29/2031	—	—
Tacey Viegas	5/6/2021	(1)	208,392	—	$0.06	5/6/2031	—	—
	7/29/2021	(3)	141,608	—	$0.06	7/29/2031	—	—

(1)	This option fully vested as of the grant date.
(2)	This option fully vested as of February 15, 2023, pursuant to an amendment to the named executive officer’s nonqualified stock option agreement.
(3)	This option fully vested as of February 15, 2023, pursuant to an amendment to the named executive officer’s nonqualified stock option agreement.

AgeX Summary Compensation Table

The following table sets forth the compensation awarded to, earned by, or paid to AgeX’s Chief Executive Officer during fiscal year 2023 and the two highest paid individuals who were serving as executive officers of AgeX as of December 31, 2023 (AgeX’s Named Executive Officers) in respect of their service to AgeX for the fiscal years ended December 31, 2023 and 2022.

Name and principal position	Year	Salary	Option Awards(1)		All Other Compensation(2)		Total
Joanne M. Hackett(3)	2023	$63,227	—		$39,623	(4)	$102,850
Interim Chief Executive Officer	2022	$—	$47,325		$55,740		$103,065

Michael D. West(5)	2023	$520,945	$448,824		$89,500	(6)	$1,059,269
Chief Executive Officer	2022	$546,782	—		$15,250		$562,032

Andrea E. Park	2023	$284,339	—		$14,217		$298,556
Chief Financial Officer	2022	$281,228	—	(5)	$14,061		$295,289

Nafees N. Malik(7)	2023	$282,272	$19,879		—		$302,151
Chief Operating Officer	2022	$282,272	—		—		$282,272

(1)
Amounts shown in this column do not reflect dollar amounts actually received by AgeX’s Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718, Compensation-Stock Compensation. AgeX used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. AgeX’s Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of AgeX’s common stock is greater than the exercise price of such stock options at the time of exercise. For Dr. West, the amount in this column also reflects the incremental fair value incurred in connection with the extension of the exercise period of 1,330,000 of Dr. West’s stock options from 90 days to four years following his termination. For Dr. Malik, the amount in this column also reflects the incremental fair value incurred in connection with the acceleration of vesting and extension of the expiration date of options to purchase 485,625 shares of AgeX common stock.

Except as otherwise disclosed below, one fourth of the options will vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based on the completion of each month of continuous service as an employee or director of AgeX or our subsidiaries.

(2)	Amounts represent 401(k) matching contributions by AgeX for the periods presented unless described otherwise in the footnotes below.

(3)
Dr. Hackett joined AgeX’s Board of Directors on December 29, 2021, as a non-employee director, and was appointed as Interim Chief Executive Officer on August 29, 2023. On February 2, 2022, Dr. Hackett was awarded 65,000 stock options which had a fair value of $47,325 on the grant date for her service as a director. These options became exercisable in four equal calendar quarters and were fully vested as of December 31, 2022.

As described elsewhere in this Proxy Statement, immediately following the Merger, Steve Ledger, previously Chief Financial Officer of Legacy Serina, commenced serving as Interim Chief Executive Officer of the Company. Steve Ledger was subsequently appointed as our Chief Executive Officer by the Board of Directors on September 8, 2024.

(4)	Represents the amount paid to Dr. Hackett in respect of her service on AgeX’s Board of Directors prior to becoming AgeX’s Interim Chief Executive Officer.

(5)	Dr. West served as AgeX’s Chief Executive Officer until August 9, 2023, and as Chief Executive Officer for Reverse Bio until October 31, 2023. Dr. West’s salary includes $67,039 for unused vacation hours.

(6)	$73,000 of such amount represents the estimated fair market value of certain laboratory equipment transferred to Dr. West in accordance with the terms of a Transition Services and Separation Agreement.

(7)	Dr. Malik served as AgeX’s Chief Operating Officer through December 27, 2023. Dr. Malik served as a consultant, with his services provided by Juvenescence. Dr. Malik devoted a majority of his time to AgeX’s operations and AgeX reimbursed Juvenescence for his services.

AgeX Employment Agreements and Change of Control Provisions

Dr. Hackett

On August 9, 2023, AgeX entered into a Consulting Agreement with Dr. Hackett pursuant to which she received a fee in the amount of $160,000 per year for services rendered as Interim Chief Executive Officer of AgeX. Dr. Hackett was not eligible to participate in any AgeX retirement, pension, life, health, accident and disability insurance, or other similar employee benefit plans for AgeX executive officers or employees other than the AgeX incentive plan.

Dr. West

AgeX entered into an employment agreement with its former Chief Executive Officer Michael D. West, effective October 18, 2018 (the “West Employment Agreement”). On August 9, 2023, AgeX entered into a Transition Services and Separation Agreement (the “Transition Agreement”) with Dr. West pursuant to which Dr. West stepped down as AgeX’s Chief Executive Officer but agreed to continue to serve as Chief Executive Officer and as a director of our subsidiary Reverse Bioengineering, Inc. (“Reverse Bio”) during a “Transition Period” that ended on October 31, 2023, during which time he continued to receive his current monthly base salary. The Transition Agreement provides that Dr. West will not be entitled to severance benefits under the West Employment Agreement, but if he complies with the Separation Agreement and a Supplemental Release (i) we will transfer to Dr. West title to certain laboratory and other equipment, and (ii) Dr. West’s outstanding vested AgeX stock options will remain exercisable until October 9, 2027. The Separation Agreement and the related Supplemental Release include customary provisions releasing AgeX and related or affiliated companies and persons, including officers and directors, from certain actual or potential claims and liabilities, and Dr. West has agreed to maintain the confidentiality of, and not to disclose or use, confidential information of AgeX.

Ms. Park

On May 15, 2020, AgeX entered into an employment agreement with Andrea E. Park (the “Park Employment Agreement”). Ms. Park served as AgeX’s Chief Financial Officer prior to the Merger, and served as the Company’s Interim Chief Financial Officer and Chief Accounting Officer from the date of the Merger until August 15, 2024.

Pursuant to the Park Employment Agreement, Ms. Park was entitled to severance benefits under certain circumstances. Ms. Park’s termination on August 15, 2024, was treated as a termination without “cause” under the Park Employment Agreement, which entitled Ms. Park to receive (1) nine months base salary, (2) all accrued but unpaid salary earned prior to or as of the date of termination or resignation, (3) full payment of Ms. Park’s target bonus due for 2024 and (4) for a period of six months, all benefits under any health insurance plan of the Company. In addition, (1) all of Ms. Park’s outstanding equity awards that would otherwise have vested during the twelve months following termination or resignation became fully vested and exercisable immediately and (2) with respect to any outstanding vested but unexercised options, the exercise period following termination or resignation was extended to the earlier of (A) nine months after termination or (B) the natural expiration date of the applicable option. In order to receive the severance benefits, Ms. Park was required to execute a general release of all claims against us.

Dr. Malik

Dr. Malik, who was an employee of Juvenescence, devoted a majority of his time to AgeX’s operations for which AgeX reimbursed Juvenescence for his services on an agreed upon fixed annual rate of approximately $283,000 through December 31, 2023. The termination of Dr. Malik’s service in December 2023 was treated as a termination without “cause”, and all outstanding equity grants that he then held automatically vested as to the number unvested shares that would otherwise have vested during the twelve months following termination; and with respect to outstanding vested but unexercised stock option grants, the post-termination exercise period was extended to the earlier of the date twelve months after termination or the expiration date of the stock option.

AgeX Outstanding Equity Awards at December 31, 2023

The following table summarizes certain information concerning outstanding stock options granted by AgeX under the Serina 2017 Equity Incentive Plan, as amended (the “AgeX 2017 Incentive Plan,” formerly named the AgeX 2017 Equity Incentive Plan) held by AgeX’s Named Executive Officers as of December 31, 2023. The number of shares subject to each award and the exercise price per share are each reported as of December 31, 2023 and do not reflect any changes as a result of the reverse stock split and the Merger.

		Option Awards
		Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration
Name	Grant Date	Exercisable(1)	Unexercisable	Price	Date
Joanne M. Hackett(2)	2/2/2022	65,000	—	$0.83	2/1/2032

Michael D. West(3)	6/4/2021	70,000	—	$1.45	10/9/2027
	3/11/2019	100,000	—	$4.28	10/9/2027
	10/18/2018	500,000	—	$3.00	10/9/2027
	10/10/2017	660,000	—	$2.00	10/9/2027

Andrea E. Park	6/4/2021	46,875	28,125	$1.45	6/3/2031
	5/21/2020	268,750	31,250	$0.74	5/20/2030
	10/1/2019	20,000	—	$1.77	9/30/2029

Nafees N. Malik(4)	6/4/2021	65,625	—	$1.45	12/26/2024
	3/11/2019	70,000	—	$4.28	12/26/2024
	10/18/2018	350,000	—	$3.00	12/26/2024

(1)Except as set forth below, vesting of all options is subject to continued service as an employee, director and/or consultant of AgeX or a subsidiary on the applicable vesting date. One fourth of the options vested or will vest on the first anniversary of the date of grant, and the remaining balance of the options vested or will vest in 36 equal monthly installments thereafter.

(2)These options were awarded to Dr. Hackett during 2022 for service as a non-employee director before she was appointed Interim Chief Executive Officer. These options became exercisable in four equal calendar quarters and were fully vested as of December 31, 2022. On August 9, 2023, Dr. Hackett was appointed as Interim Chief Executive Officer.

(3)Pursuant to the Transition Services and Release Agreement, Dr. West’s AgeX stock options that were vested as of October 31, 2023 will remain exercisable until October 9, 2027. Dr. West served as Chief Executive Officer of AgeX and Reverse Bio through August 9, 2023 and October 31, 2023 respectively.

(4)Dr. Malik served as AgeX’s Chief Operating Officer through December 27, 2023. Dr. Malik served as a consultant, with his services provided by Juvenescence. Dr. Malik devoted a majority of his time to AgeX’s operations and AgeX reimbursed Juvenescence for his services. The options will remain exercisable for a one-year period through December 26, 2024.
Risk Considerations and Recoupment Policies
The Compensation Committee of our Board of Directors considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. Most of our executive compensation arrangements include a fixed salary that provides a steady income so that executives do not feel pressured to focus exclusively on stock price performance or short-term financial targets to the detriment of our long-term operational and strategic objectives. We supplement fixed salaries with discretionary bonus awards based on the executive’s performance as well as the performance of Serina. The stock options and RSUs that we have granted to our executive officers under the AgeX 2017 Incentive Plan, the Legacy Serina 2017 Option Plan, and the 2024 Incentive Plan vest over four years, assuring that the executives take a long-term perspective in viewing their equity ownership. Although we have not adopted compensation plans, or made incentive awards, based on quantified financial performance measures, we have adopted a Clawback Policy intended to comply with Section 811 of the NYSE American Company Guide. In the event of certain restatements of Serina financial statements, the Clawback Policy will require Serina to recoup from its executive officers compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, to the extent such compensation (a) was granted during the three fiscal years preceding a determination that Serina financial statements must be restated, and (b) exceeds the amount of compensation that would have been granted had the grant been based on the restated financial statement amounts. A copy of our Clawback Policy has been posted on our company website and can be found at www.serinatherapeutics.com.

DIRECTOR COMPENSATION

Director Compensation Program

Following the Merger, on March 27, 2024, our Board adopted a new outside director compensation policy, which became effective on April 1, 2024 (the “Director Compensation Policy”). On May 30, 2024, in connection with the creation of the Science and Technology Committee, the Board revised the Director Compensation Policy to provide for the compensation of members of the Science and Technology Committee. As revised, the Director Compensation Policy provides that each non-employee director will receive an annual retainer of $40,000, an annual retainer of $60,000 for serving as chair of our Board, a $10,000 annual retainer for serving as the chair of the Audit Committee, a $5,000 annual retainer for serving as a member of the Audit Committee, a $5,000 annual retainer for serving as the chair of the Compensation Committee, a $2,500 annual retainer for serving as a member of the Compensation Committee, a $5,000 annual retainer for serving as the chair of the Nominating and Corporate Governance Committee, a $2,500 annual retainer for serving on the Nominating and Corporate Governance Committee, a $2,500 annual retainer for serving as the chair of the Science and Technology Committee, and a $1,500 annual retainer for serving as a member of the Science and Technology Committee, in each case to be paid quarterly in arrears and prorated based on the number of actual days served on our Board or applicable committee. Each non-employee director who serves as a committee chair of our Board will receive the cash retainer fee as the chair of the committee but not the cash retainer fee as a member of that committee, provided that the non-employee director who serves as the non-employee chair of our Board will receive the annual retainer fees for such role as well as the annual retainer fee for service as a non-employee director. The above-listed fees for service as non-employee chair of our Board or a chair or member of any committee are payable in addition to the non-employee director retainer.

In addition, the Director Compensation Policy provides that each individual who was a non-employee director as of the effective date of the policy was granted an award of stock options to purchase 40,000 shares of our common stock (the “Transition Award”). Each Transition Award will vest in equal yearly installments over the 3-year period from the date of grant, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

The Director Compensation Policy also provides that each individual who first becomes a non-employee director following the effective date of the policy and who did not receive a Transition Award will be granted an award of stock options to purchase 40,000 shares of our common stock (the “Initial Award”). The Initial Award will be granted automatically on the first trading day on or after the date on which such individual first becomes a non-employee director (the first date as a non-employee director, the “Initial Start Date”), whether through election by our stockholders or appointment by our Board to fill a vacancy. Each Initial Award will be scheduled to vest in equal yearly installments over the 3-year period from the date of grant, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

On April 1st of each year, beginning April 1, 2025, each non-employee director automatically will be granted an award of stock options (an “Annual Award”) to purchase 10,000 shares of our common stock. Each Annual Award will be scheduled to vest in full on the first anniversary of the date on which the Annual Award is granted, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

Legacy Serina Director Compensation

During the year ended December 31, 2023, none of the non-employee directors who served on the Legacy Serina Board received compensation from Legacy Serina for their services as a director.

The table below shows the aggregate number of outstanding option awards held as of December 31, 2023 by each non-employee director who was serving as of December 31, 2023. None of our non-employee directors held any other equity awards as of December 31, 2023.

Name	Number of Options Outstanding
Barbara Fisk	—
James R. Hudson, Jr.	—
Gregory H. Bailey, M.D.	—
J. Milton Harris, Ph.D.	72,000
Steve Ledger	116,666
Michael Bentley, Ph.D.	72,000

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of our common stock as of October 22, 2024, by (i) each of our Named Executive Officers, (ii) each of our directors, (iii) all of our directors and executive officers as a group; and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock. Our calculation of the percentage of beneficial ownership is based on 8,891,976 shares of common stock outstanding as of October 22, 2024.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of October 22, 2024, and restricted stock units that will vest within 60 days of October 22, 2024. Shares of our common stock issuable pursuant to stock options and restricted stock units currently exercisable or exercisable within 60 days of October 22, 2024, and restricted stock units that will vest within 60 days of October 22, 2024, are deemed outstanding for computing the percentage of the person holding such equity awards and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 16 of the Exchange Act. . Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 601 Genome Way, Suite 2001, Huntsville, Alabama 35806.

	Beneficial Ownership as of October 22, 2024
Beneficial Owner	Number of Shares	Percent of Total
5% and Greater Stockholders:
Juvenescence Limited and certain affiliates(1)	3,530,374	39.7%
Puffinus L.P. (2)	980,025	11.0%
Helen W. McMillan(3)	842,404	9.5%
Barbara M. Fisk(4)	536,279	6.0%
Randall Moreadith(5)	614,961	6.9%
Miguel Loya(6)	497,242	5.6%
Directors and Named Executive Officers:
Simba Gill(13)	84,371	*
Steve Ledger(7)	341,889	3.8%
Srini Tenjarla	—	*
Randall Moreadith(5)	614,961	6.9%
Greg Curhan(8)	20,833	*
Gregory H. Bailey(9)	63,377	0.2%
J. Milton Harris(10)	70,332	*
Remy Gross(11)	117,219	1.3%
Richard Marshall	—	*
Steven Mintz(12)	48,284	*

All executive officers and directors as a group (10 persons)(14)	1,276,895	18.0%
*Represents beneficial ownership of less than 1%.

(1)Consists of (i) 2,267,188 shares of our common stock held by JuvVentures, a wholly-owned subsidiary of Juvenescence, (ii) 129,593 shares of our common stock that may be acquired on exercise of warrants that may be exercised within 60 days of October 22, 2024, (iii) 755,728 shares of our common stock that may be acquired on exercise of Post-Merger Warrants that may be exercised withing 60 days of October 22, 2024, and (iv) 377,865 shares of our common stock that may be acquired on exercise of Incentive Warrants that may be exercised within 60 days of October 22, 2024. Dr. Gregory Bailey is the executive chairman of Juvenescence and may be deemed to have shared power to vote or direct the vote of, and/or shared power to dispose or to direct the disposition of, the shares held by JuvVentures. This response is not and shall not be construed as an admission that Dr. Bailey is the beneficial owner of any securities of Serina other than the securities actually owned by Dr. Bailey (if any). The address of Juvenescence is 1st Floor, Viking House, St Paul’s Square, Ramsey, Isle of Man, British Isles, IM8 1GB. The foregoing information is based in part on a Schedule 13D/A filed with the SEC on March 26, 2024, which provides information only as of March 20, 2024 and consequently, Juvenescence’s beneficial ownership may have changed since that date.
(2)Consists of (i) 904,884 shares of our common stock and (ii) 75,141 shares of our common stock subject to warrants that may be exercised within 60 days of October 22, 2024. Certain immediate family members of J. Milton Harris are limited partners or affiliates of the limited partners and the general partner of Puffinus, L.P., but such immediate family members do not share a household with Dr. Harris and Dr. Harris does not control the actions of Puffinus, L.P.
(3)Consists of (i) 708,610 shares of our common stock and (ii) 133,794 shares of our common stock subject to warrants that may be exercised within 60 days of October 22, 2024.
(4)Consists of (i) 186,262 shares of our common stock, (ii) 11,271 shares of our common stock held by the Timothy Fisk 2012 GST-Exempt Family Trust, (iii) 11,272 shares of our common stock subject to warrants held by the Timothy Fisk 2012 GST-Exempt Family Trust that may be exercised within 60 days of October 22, 2024, (iv) 3,907 shares of our common held by the Emily M. Robertson GST Trust, (v) 88,050 shares of our common stock held by Orion Strategic Investments II, L.P., (vi) 212,975 shares of our common held by Stoneway Enterprises, LLC, and (vii) 22,542 shares of our common stock subject to warrants held by Stoneway Enterprises, LLC that may be exercised within 60 days of October 22, 2024. Barbara M. Fisk is (a) the trustee of the Timothy Fisk 2012 GST-Exempt Family Trust and the Emily M. Robertson GST Trust and may be deemed to beneficially own the shares held by the Timothy Fisk 2012 GST-Exempt Family Trust and the Emily M. Robertson GST Trust, (b) a manager of Stoneway Enterprises, LLC and may be deemed to beneficially own the shares held by Stoneway Enterprises, LLC and (c) an authorized representative of Orion Strategic Investments II, L.P. and may be deemed to beneficially own the shares held by Orion Strategic Investments II, L.P.
(5)Consists of 614,961 shares of our common stock subject to options that are exercisable within 60 days of October 22, 2024.
(6)Consists of (i) 422,101 shares of our common stock and (ii) 75,141 shares of our common stock subject to warrants that may be exercised within 60 days of October 22, 2024.
(7)Consists of (i) 113,962 shares of our common stock subject to options that are exercisable within 60 days of October 22, 2024, and (ii) 227,927 shares of our common stock held by Ki Partners. Steve Ledger is a manager of Ki Partners and may be deemed to beneficially own the shares held by Ki Partners.
(8)Consists of 20,833 shares of our common stock subject to options that are exercisable within 60 days of exercisable within 60 days of October 22, 2024. FLG Partners, LLC may be deemed to beneficially own 5% of the shares held by Mr. Curhan.
(9)Consists of 63,377 shares of our common stock.
(10)Consists of 70,332 shares of our common stock subject to options that are exercisable within 60 days of October 22, 2024.
(11)Consists of 117,219 shares of our common stock subject to options that are exercisable within 60 days of October 22, 2024.
(12)Includes (i) 12,257 shares of our common stock, (ii) 25,973 shares of our common stock held through indirect ownership by his spouse and two adult children, (iii) 1,350 shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days of October 22, 2024, and (iv) 8,704 shares of our common stock subject to warrants held by Mr. Mintz that may be exercised within 60 days of October 22, 2024. Mr. Mintz may be deemed to share voting, investment and dispositive power with respect to the securities held by his adult children.
(13)Consists of 84,371 shares of our common stock subject to options that are exercisable within 60 days of exercisable within 60 days of October 22, 2024.
(14)Consists of (i) 329,534 shares of our common stock held by our executive officers and directors and (ii) 1,031,732 shares of our common stock subject to options or warrants that are exercisable within 60 days of October 22, 2024.

Related Person Transactions Policy and Procedures

Our Board has adopted a written Related Person Transaction Policy, which applies to transactions exceeding $120,000 in which any of our officers, directors, beneficial owners of more than 5% of the outstanding shares of our common stock, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy. Those transactions are referred to as Related Person Transactions. A Related Person Transaction will be subject to review and approval by the Audit Committee of our Board prior to effectiveness or consummation, to the extent practical. The Audit Committee will review the relevant information available to it about the Related Person Transaction. The Audit Committee may approve or ratify the Related Person Transaction only if the Audit Committee determines that, under the circumstances, the transaction is in, or is not in conflict with, our best interests.

Certain Related Person Transactions
2020 Loan Agreement and New Warrant Agreement

On March 30, 2020, AgeX and Juvenescence entered into the 2020 Loan Agreement (the “2020 Loan Agreement”), which was amended on March 13, 2023, to extend the maturity date by one year, pursuant to which AgeX borrowed $8.0 million from Juvenescence. During July 2023, the full $8 million of 2020 Loan Agreement indebtedness was extinguished in exchange for shares of AgeX Series A preferred stock pursuant to the 2023 Exchange Agreement between AgeX and Juvenescence described below.

Common Stock and 2020 Warrants – Under the terms of the 2020 Loan Agreement, AgeX issued to Juvenescence 28,500 shares of AgeX common stock as an arrangement fee for the loan facility when AgeX borrowed an aggregate of $3.0 million, and AgeX issued to Juvenescence warrants to purchase a total of 3,670,663 shares of AgeX common stock (the “2020 Warrants”). The number of 2020 Warrants issued was determined as follows: each time AgeX received an advance of funds under the 2020 Loan Agreement, AgeX issued to Juvenescence a number of 2020 Warrants equal to 50% of the number determined by dividing the amount of the advance by the applicable market price of AgeX common stock. The market price for each 2020 Warrant when issued was the closing price per share of AgeX common stock on the NYSE American on the date of the applicable notice from AgeX requesting a draw of funds that triggered the obligation to issue the 2020 Warrant. The exercise price of the 2020 Warrants is the applicable market price of AgeX common stock. Each of the 2020 Warrants will expire at 5:00 p.m. New York time three years after the date of our issuance. AgeX had issued to Juvenescence 2020 Warrants to purchase a total of 3,670,663 shares of AgeX common stock of which 1,182,262 were outstanding as of September 30, 2023. The exercise prices of the 2020 Warrants that were still outstanding as of September 30, 2023, range from $0.81 per share to $1.895 per share representing the market closing price on the NYSE American of AgeX common stock on the one day prior to delivery of the drawdown notices. The number of shares issuable upon exercise of the 2020 Warrants and the exercise price per share are subject to adjustment upon the occurrence of certain events such as a stock split or reverse split or combination of the common stock, stock dividend, recapitalization or reclassification of the common stock, and similar events.
Convertible Notes Agreement and Asset Contribution Agreement
On March 26, 2024, AgeX entered into an Asset Contribution Agreement with UniverXome (the “Asset Contribution Agreement”) pursuant to which AgeX transferred to UniverXome all of AgeX’s capital stock in Reverse Bio and ReCyte, along with certain patents, patent applications, and other intellectual property, certain biological materials, certain trademarks and service marks, certain equipment, certain inventory, and certain files and records relating to the foregoing, and UniverXome assumed all of the Liabilities (as defined in the Asset Contribution Agreement) in existence as the Effective Time (as defined in the Merger Agreement) other than the Transaction Expenses (as defined in the Merger Agreement) and certain other liabilities. Concurrently with the execution of the Asset Contribution Agreement, AgeX, and its subsidiaries UniverXome, Reverse Bio, and ReCyte (the “Subsidiary Obligors”), entered into an Agreement with Respect to the Convertible Notes (the “Convertible Notes Agreement”) with Juvenescence.

Pursuant to the Convertible Notes Agreement, AgeX transferred to UniverXome, and UniverXome assumed, all of AgeX’s rights and obligations under the 2022 Secured Note and 2023 Secured Note and related Security Agreements described below. Juvenescence agreed to release AgeX from its obligations under (i) the 2022 Secured Note and the 2023 Secured Note (collectively, the “Convertible Notes”), together with (ii) all agreements evidencing or securing the Convertible Notes, including the related Security Agreements, and UniverXome assumed all of AgeX’s obligations under the Convertible Notes and related agreements, including the Security Agreements. As a result, (i) Juvenescence agreed to look solely to UniverXome, and ReCyte and Reverse Bio as guarantors, for any and all obligations, including repayment, under the Convertible Notes, the Security Agreements, and related documents, and (ii) Juvenescence released its security interests in the assets of AgeX and certain subsidiaries, including its security interests in the stock of UniverXome, the stock and assets of Merger Sub, the stock and assets of NeuroAirmid, and certain cGMP embryonic cell lines used to support the NeuroAirmid business, and any security interest that it might have in the stock and assets of Merger Sub and Legacy Serina, while retaining its security interest in the stock and assets of ReCyte and Reverse Bio and in AgeX assets transferred to UniverXome. Juvenescence also agreed to provide the Company with a claims reserve for the purpose of settling and paying the costs associated with certain claims and demands against the Company, which claims reserve will be an additional debt obligation of UniverXome.

The Convertible Notes Agreement amended certain provisions of the 2022 Secured Note and 2023 Secured Note to eliminate (i) the provisions permitting Juvenescence and AgeX to convert outstanding amounts owed into shares of AgeX common stock, and (ii) certain related provisions.

The Convertible Notes Agreement includes a mechanism for adjusting the amount outstanding under the 2022 Secured Note as necessary for AgeX to have had $500,000 of immediately spendable non-restricted cash net of all payables and other liabilities as of the closing of the Merger to meet the closing condition under the Merger Agreement.

Indebtedness Exchange Agreement and Issuance of AgeX Preferred Stock

During July 2023, AgeX and Juvenescence entered into an Exchange Agreement pursuant to which AgeX issued shares of Series A Preferred Stock and Series B Preferred Stock to Juvenescence in exchange for the extinguishment of a total of $36 million of indebtedness under a Secured Convertible Facility Agreement (the “2020 Loan Agreement”), the 2022 Secured Note, and the 2023 Secured Note discussed below. The Series A Preferred Stock and Series B Preferred Stock automatically converted into shares of AgeX common stock on February 1, 2024.
2022 Secured Note and Security Agreement

The following summary of the 2022 Secured Note is qualified by the terms of the Convertible Notes Agreement which substitutes UniverXome for AgeX as the “borrower” and primary obligor pursuant to the 2022 Secured Note and the Security Agreement described below, and which amends certain provisions of the 2022 Secured Note.

On February 14, 2022, AgeX and Juvenescence entered into a Secured Convertible Promissory Note (the “2022 Secured Note”) pursuant to which Juvenescence agreed to provide to AgeX a $13,160,000 line of credit for a period of 12 months. The Company drew an initial $8,160,000 of the line of credit and used $7,160,000 to refinance the outstanding principal and the loan origination fees under a prior loan agreement with Juvenescence. On February 9, 2023, AgeX and Juvenescence entered into an Amended and Restated Secured Convertible Promissory Note which amends and restates the 2022 Secured Note and added $2,000,000 to the line of credit available to be borrowed by AgeX, under the 2022 Secured Note subject to Juvenescence’s discretion to approve each loan draw. On May 9, 2023, AgeX and Juvenescence entered into an Allonge and Second Amendment to Amended and Restated Convertible Promissory Note that increased the amount of the line of credit available to AgeX by $4,000,000, subject to the terms of the 2022 Secured Note and Juvenescence’s discretion to approve and fund each of AgeX’s future draws of that additional amount of credit. On June 2, 2023, AgeX and Juvenescence entered into a Third Amendment to Amended and Restated Convertible Promissory Note, which provided that (i) AgeX could draw on the available portion of the line of credit under the 2022 Secured Note until the earlier of the date a Qualified Offering as defined in the 2022 Secured Note is consummated by AgeX or October 31, 2023 (subject to Juvenescence’s discretion to approve each loan draw as provided in the 2022 Secured Note), (ii) AgeX would not be obligated to issue additional common stock purchase warrants to Juvenescence in connection with the receipt of loan funds made available pursuant to the Second Amendment, and (iii) the definition of “Reverse Financing Condition” was amended to extend to June 20, 2023, the referenced deadline for fulfillment of the condition to permit borrowing or other incurrence of indebtedness by Reverse Bio.

On July 31, 2023, AgeX and Juvenescence entered into a Fourth Amendment to the 2022 Secured Note, which provided that (i) the definition of Reverse Financing Condition was amended to extend to October 31, 2023 the referenced deadline for fulfillment of the condition to permit borrowing or other incurrence of indebtedness by Reverse Bio, and (ii) certain aspects of the loan conversion provisions of the 2022 Secured Note were amended. On November 9, 2023, AgeX and Juvenescence entered into the Allonge and Fifth Amendment to Amended and Restated Convertible Promissory Note that increased the amount of the line of credit available to AgeX by $4,400,000, subject to the terms of the 2022 Secured Note and Juvenescence’s discretion to approve and fund each of AgeX’s future draws of that additional amount of credit. Concurrently with the execution of the Fifth Amendment, AgeX also entered into an additional Pledge Agreement to add shares of a subsidiary to the collateral under the Security Agreement, and AgeX’s subsidiaries ReCyte, Reverse Bio, and UniverXome each entered into a Guaranty Agreement and Joinder Agreement pursuant to which each of them agreed to guaranty AgeX’s obligations to Juvenescence pursuant to the 2022 Secured Note, as amended by the Fifth Amendment, and to grant Juvenescence a security interest in their respective assets pursuant to the Security Agreement to secure their obligations to Juvenescence.

On February 9, 2024, AgeX and Juvenescence executed a Sixth Amendment to Amended and Restated Convertible Promissory Note that extended to May 9, 2024, the “Repayment Date” on which the outstanding principal balance and accrued loan origination fees will become due and payable pursuant to the 2022 Secured Note.

On March 26, 2024, AgeX entered into an Allonge and Seventh Amendment to the Amended and Restated Convertible Promissory Note that provided the Company an additional $2,400,000 of credit subject to the terms of the 2022 Secured Note which was drawn entirely on March 29, 2024.

On May 8, 2024, the Company entered into an Allonge and Eighth Amendment to the Amended and Restated Convertible Promissory Note that extended to December 31, 2024, the “Repayment Date” on which the outstanding principal balance and accrued loan origination fees will become due and payable pursuant to the 2022 Secured Note and provided the Company an additional $525,000 of credit subject to the terms of the 2022 Secured Note which was drawn entirely on May 9, 2024. The funds were used to pay certain litigation settlement expenses and related litigation costs.

On October 15, 2024, the Company entered into an Allonge and Ninth Amendment to the Amended and Restated Convertible Promissory Note that provided the Company an additional $101,575.40 of credit subject to the terms of the 2022 Secured Note which was drawn entirely on October 15, 2024. The funds were used to settle legal expenses and demand fees against AgeX due to the Merger.

From January 1 through June 30, 2024, AgeX drew in the aggregate $6,325,000 of its credit available under the 2022 Secured Note with Juvenescence. As of June 30, 2024, AgeX had borrowed a total of $26,485,000 under the 2022 Secured Note, of which $7,500,000 was borrowed during the year ended December 31, 2023. During July 2023, $17,992,800 of 2022 Secured Note indebtedness, comprised of $16,660,000 borrowing and $1,332,800 of accrued loan origination fees, was extinguished in exchange for shares of AgeX Series A Preferred Stock and Series B Preferred Stock pursuant to the Exchange Agreement between AgeX and Juvenescence.

As an arrangement fee for the 2022 Secured Note, AgeX agreed to pay Juvenescence an origination fee in an amount equal to 4% of the amount each draw of loan funds, which will accrue as each draw is funded, and an additional 4% of all the total amount of funds drawn that will accrue following the end of the period during which funds may be drawn from the line of credit. The origination fee will become due and payable on the repayment date or in a pro rata amount with any prepayment of in whole or in part of the outstanding principal balance of the 2022 Secured Note.

2022 Warrants – Upon each drawdown of funds under the 2022 Secured Note prior to June 2, 2023 when the Third Amendment went into effect, AgeX issued to Juvenescence warrants to purchase shares of AgeX common stock (“2022 Warrants”). The 2022 Warrants are governed by the terms of a Warrant Agreement between AgeX and Juvenescence. The number of 2022 Warrants issued with respect to each draw of loan funds was equal to 50% of the number determined by dividing the amount of the applicable loan draw by the applicable Market Price. The Market Price was the last closing price per share of AgeX common stock on the NYSE American preceding the delivery of the notice from AgeX requesting the draw of funds that triggered the obligation to issue 2022 Warrants.

As of December 31, 2023, AgeX had issued to Juvenescence 2022 Warrants to purchase a total of 294,482 shares of AgeX common stock, of which 2022 Warrants to purchase 53,980 shares of AgeX common stock were issued during the year ended December 31, 2023. The exercise prices of the 2022 Warrants issued through December 31, 2023 ranged from $20.75 per share to $30.94 per share representing the market closing price of AgeX common stock on the NYSE American on the one day prior to delivery of the drawdown notices. However, 2022 Warrants to purchase a total of 164,889 shares of AgeX common stock were cancelled pursuant to the Merger Agreement and the remaining 2022 Warrants to purchase a total of 129,593 shares of common stock at prices ranging from $20.75 to $25.01 remain in effect. The number of shares issuable upon exercise of the 2022 Warrants and the exercise price per share are subject to adjustment upon the occurrence of certain events such as a stock split or reverse split or combination of the common stock, stock dividend, recapitalization or reclassification of the common stock, and similar events, and have been adjusted to give effect to the a 1 for 35.17 reverse stock split that AgeX implemented on March 14, 2024. See Note 7, Stockholders’ Equity/(Deficit). The 2022 Warrants will expire at 5:00 p.m. New York time three years after the date of issue. The expiration dates range from June 5, 2025 to April 3, 2026.

Default Provisions – The loan balance and origination fees may become immediately due and payable prior to the mandatory repayment date if an Event of Default occurs. Events of Default under the 2022 Secured Note, as amended and assumed by UniverXome pursuant to the Convertible Notes Agreement, include the following: (a) UniverXome fails to pay any principal amount payable by it in the manner and at the time provided under and in accordance with the 2022 Secured Note; (b) UniverXome fails to pay any other amount payable by it in the manner and at the time provided under and in accordance with the 2022 Secured Note or the Security Agreement described below or any other agreement executed in connection with the 2022 Secured Note (the “Loan Documents”) and the failure is not remedied within three business days; (c) UniverXome fails to perform any of its covenants or obligations or fail to satisfy any of the conditions under the 2022 Secured Note or any other Loan Document and, such failure (if capable of remedy) remains unremedied to the satisfaction of Juvenescence (in its sole discretion) for 10 business days after the earlier of (i) notice requiring its remedy has been given by Juvenescence to UniverXome and (ii) actual knowledge of the failure by senior officers of UniverXome; (d) if any indebtedness of UniverXome in excess of $100,000 becomes due and payable, or a breach or other circumstance arises thereunder such that Juvenescence is entitled to declare such indebtedness due and payable, prior to its due date, or any indebtedness of UniverXome in excess of $25,000 is not paid on its due date; (e) UniverXome stops payment of its debts generally or ceases or threatens to cease to carry on its business or is unable to pay its debts as they fall due or is deemed by a court of competent jurisdiction to be unable to pay its debts as they fall due, or enters into any arrangements with its creditors generally; (f) if (i) an involuntary proceeding (other than a proceeding instituted by Juvenescence or an affiliate of Juvenescence) shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of UniverXome and any subsidiary, or of all or a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) an involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for UniverXome or a subsidiary or for a substantial part of its assets occurs (other than in a proceeding instituted by Juvenescence or an affiliate of Juvenescence), and, in any such case, such proceeding shall continue undismissed and unstayed for sixty (60) consecutive days without having been dismissed, bonded or discharged or an order of relief is entered in any such proceeding; (g) it becomes unlawful for UniverXome to perform all or any of its obligations under the 2022 Secured Note or any authorization, approval, consent, license, exemption, filing, registration or other requirement of any governmental, judicial or public body or authority necessary to enable UniverXome to comply with its obligations under the 2022 Secured Note or to carry on its business is not obtained or, having been obtained, is modified in a manner that precludes UniverXome or its subsidiaries from conducting their business in any material respect, or is revoked, suspended, withdrawn or withheld or fails to remain in full force and effect; (h) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of UniverXome or a subsidiary if such process is not released, vacated or fully bonded within 60 calendar days after its issue or levy; (i) any injunction, order, judgment or decision of any court is entered or issued which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of UniverXome or a subsidiary to carry on its business or to pay amounts owed to Juvenescence under the 2022 Secured Note; (j) UniverXome, whether in a single transaction or a series of related transactions, sells, leases, licenses, consigns, transfers or otherwise disposes of any material portion of its assets (with any such disposition with respect to any asset or assets with a fair value of at least $250,000 being deemed material), other than (i) certain permitted investments (ii) sales, transfers and dispositions of inventory in the ordinary course of business, (iii) any termination of a lease of real or personal property that is not necessary in the ordinary course of the UniverXome’s business, could not reasonably be expected to have a material adverse effect and does not result from UniverXome’s default, and (iv) any sale, lease, license, consignment, transfer or other disposition of assets that are no longer necessary in the ordinary course of business or which has been approved in writing by Juvenescence; (k) any of the following shall occur: (i) the security and/or liens created by the Security Agreement or any other Loan Document shall at any time cease to constitute valid and perfected security and/or liens on any material portion of the collateral intended to be covered thereby; (ii) except for expiration in accordance with its terms, the Security Agreement or any other Loan Document pursuant to which a lien is granted by UniverXome in favor of Juvenescence shall for whatever reason be terminated or shall cease to be in full force and effect; (iii) the enforceability of the Security Agreement or any other Loan Document pursuant to which a lien is granted by UniverXome in favor of Juvenescence shall be contested by UniverXome or a subsidiary; (iv) UniverXome shall assert that its obligations under the 2022 Secured Note or any other Loan Document shall be invalid or unenforceable; or (v) a loss, theft, damage or destruction occurs with respect to a material portion of the collateral; (l) there is any change in the financial condition of UniverXome and its subsidiaries which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of UniverXome to perform any of its obligations under the 2022 Secured Note; and (m) any representation, warranty or statement made, repeated or deemed made or repeated by UniverXome in the 2022 Secured Note, or pursuant to the Loan Documents, is incomplete, untrue, incorrect or misleading in any material respect when made, repeated or deemed made.

Restrictive Covenants – The 2022 Secured Note, as amended and assumed by UniverXome pursuant to the Convertible Notes Agreement, includes certain covenants that among other matters such as financial reporting: (i) impose financial restrictions on UniverXome while the 2022 Secured Note remains unpaid, including restrictions on the incurrence of additional indebtedness by AgeX and its subsidiaries, except that UniverXome’s subsidiary Reverse Bio will be permitted to incur debt convertible into equity not guaranteed or secured by the assets of UniverXome or any other UniverXome subsidiary, (ii) require that UniverXome use loan proceeds and funds that may be raised through certain equity offerings only for research and development work, professional and administrative expenses, for general working capital, and for repayment of all or a portion of UniverXome’s indebtedness to Juvenescence; and (iii) prohibit UniverXome from making additional investments in subsidiaries, unless UniverXome obtains the written consent of Juvenescence to a transaction that otherwise would be prohibited or restricted.

The 2023 Secured Convertible Promissory Note and Security Agreement

2023 Secured Note - The following summary of the 2023 Secured Note is qualified by the terms of the Convertible Notes Agreement which substitutes UniverXome for AgeX as the “borrower” and primary obligor pursuant to the 2023 Secured Note and the Security Agreement described below, and which amends certain provisions of the 2023 Secured Note.

On March 13, 2023, AgeX and Juvenescence entered into a $10 Million Secured Convertible Promissory Note (the “2023 Secured Note”) pursuant to which Juvenescence loaned to AgeX $10,000,000. AgeX used the loan proceeds to finance a $10,000,000 loan to Legacy Serina which was converted into Legacy Serina common stock in connection with the Merger.

On July 31, 2023, AgeX and Juvenescence entered into an amendment to the 2023 Secured Note that mirrors the amendments of the 2022 Secured Note pursuant to the Fourth Amendment of the 2022 Secured Note described above and also modified certain aspects of the conversion provisions of the 2023 Secured Note. The outstanding principal balance of the 2023 Secured Note was scheduled to become due and payable on March 13, 2026. In lieu of accrued interest, AgeX agreed to pay Juvenescence an origination fee in an amount equal to 7% of the loan funds disbursed to AgeX, which will accrue in two installments. The origination fee will become due and payable on the earliest to occur of (i) repayment of the 2023 Secured Note in whole or in part (provided that the origination fee shall be prorated for the amount of any partial repayment) and (ii) the acceleration of the maturity date of the 2023 Secured Note following an Event of Default as defined in the 2023 Secured Note.

During July 2023, the 2023 Secured Note indebtedness, plus a portion of the accrued loan origination fees, was exchanged for shares of AgeX Series B Preferred Stock pursuant to the Exchange Agreement.

The 2023 Secured Note included provisions allowing AgeX or Juvenescence to convert the loan balance and any accrued but unpaid origination fee into the Company common stock; however, those provisions were eliminated from the 2023 Note pursuant to the Convertible Notes Agreement.

The 2023 Secured Note includes certain covenants that among other matters require financial reporting and impose certain restrictions on UniverXome that are substantially the same as those under the 2022 Secured Note.

Security Agreement - AgeX entered into a Security Agreement on February 14, 2022 in favor of Juvenescence as the secured party in connection with the 2022 Secured Note, and subsequently an Amended and Restated Security Agreement that amended the February 14, 2022 Security Agreement and added the 2023 Secured Note to the obligations secured by the Security Agreement. The Security Agreement, as so amended, granted Juvenescence a security interest in substantially all of the assets of AgeX, including a security interest in shares of AgeX subsidiaries that hold certain assets, as collateral for AgeX’s loan obligations. Pursuant to the Convertible Notes Agreement, UniverXome assumed AgeX’s obligations under the Security Agreement and Juvenescence released its security interests in the assets of AgeX and certain subsidiaries, including its security interests in the stock of UniverXome, the stock and assets of Merger Sub, the stock and assets of NeuroAirmid, and certain cGMP embryonic cell lines used to support the NeuroAirmid business, and any security interest that it might have in the stock and assets of Merger Sub and Legacy Serina, while retaining its security interest in the stock and assets of ReCyte and Reverse Bio and in AgeX assets transferred to UniverXome. If an Event of Default occurs under the 2022 Note, the 2023 Note or the Security Agreement, Juvenescence will have the right to foreclose on the assets pledged as collateral.

Indemnification Agreements

On March 13, 2023, AgeX executed that certain Letter of Indemnification in Lieu of or Supplemental to a Medallion Signature Guarantee (“Letter of Indemnification”), pursuant to which AgeX agreed to indemnify American Stock Transfer & Trust Company, LLC and its affiliates, successors and assigns (the “AST Indemnity”) from and against any and all claims, damages, liabilities or losses arising out of the transfer of all of the AgeX common stock held by Juvenescence to its wholly-owned subsidiary, Juvenescence US Corp. (the “Share Transfer”). In connection with AgeX’s execution of the Letter of Indemnification, AgeX and Juvenescence entered into that certain Transfer of Shares of AgeX Therapeutics, Inc. Common Stock – Indemnification Agreement, pursuant to which Juvenescence agreed to indemnify AgeX against any and all claims, damages, liabilities or losses arising out of the Share Transfer or AST Indemnity.

On December 21, 2023, AgeX executed that certain Letter of Indemnification in Lieu of or Supplemental to a Medallion Signature Guarantee (the “ETC Letter of Indemnification”), pursuant to which AgeX agreed to indemnify Equiniti Trust Company LLC and its affiliates, successors and assigns (the “ETC Indemnity”) from and against any and all claims, damages, liabilities or losses arising out of the transfer 467,657 shares of AgeX common stock held by Juvenescence US Corp. to JuvVentures (the “JUV US Share Transfer”). In connection with AgeX’s execution of the ETC Letter of Indemnification, AgeX, Juvenescence, the ultimate parent company of Juvenescence US Corp. and JuvVentures, entered into that certain Transfer of Shares of AgeX Therapeutics, Inc. Common Stock – Indemnification Agreement,

pursuant to which Juvenescence agreed to indemnify AgeX against any and all claims, damages, liabilities or losses arising out of the JUV US Share Transfer or ETC Indemnity.
Registration Rights Agreements

AgeX entered into a Registration Rights Agreement and certain amendments to the original agreement, pursuant to which it agreed to register for sale under the Securities Act all shares of our common stock presently held by Juvenescence or that may be acquired by Juvenescence through the exercise of common stock purchase warrants that they hold or that they may acquire pursuant to the 2020 Loan Agreement and the 2022 Secured Note, and shares that they may acquire through the conversion of loans under the 2020 Loan Agreement and the 2022 Secured Note, including principal and accrued interest, and the amount of the loan origination fee under the 2022 Secured Note. We are obligated to pay the fees and expenses of each registered offering under such Registration Rights Agreement except for underwriting discounts and commissions. We and Juvenescence will indemnify each other from certain liabilities in connection the registration, offer, and sale of securities under a registration statement, including liabilities arising under the Securities Act.

During July 2023, AgeX and Juvenescence entered into a Registration Rights Agreement pursuant to which AgeX has agreed to use commercially reasonable efforts to register for sale under the Securities Act the shares of common stock issuable upon conversion of Preferred Stock. A registration statement must be filed upon request of Juvenescence if Form S-3 is available to us. Juvenescence will also have “piggy-back” registration rights if we file a registration statement for the sale of shares for ourselves or other stockholders, subject to certain customary exceptions based on the nature of the registration statement. We will bear the expenses of the registration statement but not underwriting or broker’s commissions related to the sale of the common stock. We and Juvenescence will indemnify each other from certain liabilities in connection the registration, offer, and sale of securities under a registration statement, including liabilities arising under the Securities Act.

Certain Related Person Transactions of Legacy Serina

Convertible Note

On March 15, 2023, Legacy Serina entered into a Convertible Note Purchase Agreement (the “AgeX-Legacy Serina Note Purchase Agreement”) with AgeX, pursuant to which AgeX lent to Legacy Serina an aggregate principal amount of $10,000,000 as evidenced by the AgeX-Legacy Serina Note on that date. Interest on the principal amount under the AgeX-Legacy Serina Note accrues on the unpaid principal amount at a simple interest rate equal to 7% per annum, computed on the basis of the 360-day year of twelve 30-day months. The outstanding principal balance of the AgeX-Legacy Serina Note will become due and payable on March 15, 2026.

Pursuant to the Merger Agreement, the AgeX-Legacy Serina Note was amended prior to the closing of the Merger so that it automatically converted immediately prior to the Merger into shares of Legacy Serina capital stock, which shares were canceled for no consideration in connection with the Merger, and were treated as a capital contribution.

The outstanding principal balance of the AgeX-Legacy Serina Note with accrued interest may become immediately due and payable prior to the stated maturity date if an Event of Default as defined in the AgeX-Legacy Serina Note occurs. In addition to this and any other remedy, both in equity and in law, upon the occurrence of an Event of Default, an interest rate of 10% per annum and computed on the basis of the 360-day year of twelve 30-day months, shall apply to the Convertible Amount until fully paid. Events of Default under the AgeX-Legacy Serina Note include: (i) the commission of any act of bankruptcy by Legacy Serina or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X), (ii) the execution by Legacy Serina of a general assignment for the benefit of creditors, (iii) the filing by or against Legacy Serina or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) of a petition in bankruptcy or any petition for relief under the federal bankruptcy act (or, in each case, under any similar insolvency law) or the continuation of such petition without dismissal for a period of 60 calendar days or more, (iv) the appointment of a receiver or trustee to take possession of the property or assets of Legacy Serina or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X), (v) the failure of Legacy Serina to pay any amount due under the AgeX-Legacy Serina Note when due, which failure to pay is not cured by Legacy Serina within 5 business days of written notice thereof, (vi) unless waived by AgeX, Legacy Serina’s material breach of any representation, warranty or covenant of Legacy Serina under the AgeX-Legacy Serina Note Purchase Agreement, AgeX-Legacy Serina Note or other agreements entered in connection therewith, which breach, if curable, is not cured by Legacy Serina within 10 business days of written notice by AgeX thereof, (vii) Legacy Serina or any subsidiary shall default on any of its obligations under any indebtedness which default causes the indebtedness thereunder to (x) become prematurely due and payable, (y) be placed on demand or (z) become capable of being declared by or on behalf of a creditor thereunder to be prematurely due and payable or being placed on demand, in each case, as a result of such default or any provision having a similar effect (howsoever prescribed), (viii) any monetary judgment, writ or similar final process shall be entered or filed against Legacy Serina, any subsidiary or any of their respective property or other assets for more than $250,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days, and (ix) Legacy Serina experiences a Material Adverse Effect (as defined in the AgeX-Legacy Serina Note Purchase Agreement).

The AgeX-Legacy Serina Note Purchase Agreement and AgeX-Legacy Serina Note each includes certain covenants that among other matters require financial reporting and impose certain restrictions, including (i) restrictions on the incurrence of additional indebtedness by Legacy Serina and our subsidiaries; (ii) requiring that Legacy Serina use note proceeds and funds that may be raised through certain equity offerings only for research and development work, professional and administrative expenses, and for general working capital; and (iii) prohibiting Legacy Serina from entering into any material sale or transfer transactions outside of the ordinary course of business, other than in a merger between AgeX and Legacy Serina, without the consent of AgeX.

In connection with the issuance of the AgeX-Legacy Serina Note, AgeX was entitled to elect one member to the Legacy Serina Board and receive certain information and inspection rights as well as participation rights for subsequent equity issuances. AgeX designated Gregory Bailey, Executive Chairman of Juvenescence and a member of the AgeX Board, to serve on the Legacy Serina Board.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of Exchange Act requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other Company equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).
To our knowledge, based solely on our review of the copies of Forms 3 and 4 and amendments thereto filed during the last fiscal year, and Forms 5 and amendments thereto filed with respect to the last fiscal year, by the Reporting Persons, or written representation from the Reporting Persons that no Form 5 was required, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2023, except Juvenescence Limited filed a late Form 4 on March 22, 2023 to report the transfer of common stock from Juvenescence Limited to Juvenescence US Corp., its wholly owned subsidiary, that occurred on March 14, 2023 and Juvenescence Limited filed a late Form 4 on May 18, 2024 to report warrants to purchase common stock issued to it on April 25, 2023.
RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
On April 29, 2024, our Audit Committee and our Board approved the appointment of Frazier & Deeter, LLC (“Frazier & Deeter”) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2024. Frazier & Deeter served as the independent registered public accounting firm of Legacy Serina prior to the Merger. Accordingly, WithumSmith+Brown, PC (“Withum”), AgeX’s independent registered public accounting firm prior to the Merger, was informed that it would be dismissed as our independent registered public accounting firm.

The audit report of Withum on our financial statements as of and for the years ended December 31, 2023, and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

In connection with the audits of AgeX’s financial statements for each of the two fiscal years ended December 31, 2023 and December 31, 2022, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make a reference in connection with their opinion to the subject matter of the disagreement or reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2023 and 2022, neither us nor anyone on our behalf consulted with Frazier & Deeter regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by Frazier & Deeter that Frazier & Deeter concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of Frazier & Deeter as Our Independent Registered Public Accountants
Audit Fees, Audit Related Fees, Tax Fees and Other Fees
The following table sets forth the aggregate fees billed to us during the fiscal years ended December 31, 2023 and 2022 by Withum:

	2023	2022
Audit Fees (1)	$430,100	$358,000
Audit Related Fees(2)	46,200	53,000
Tax Fees	—	—
All Other Fees	—	—
	$476,300	$411,000
(1)Audit Fees consist of fees billed for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, and review of interim financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.
(2)Audit-Related Fees relate to assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category would include fees related to non-routine SEC filings.
Pre-Approval of Audit and Permissible Non-Audit Services
Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. During 2023 and 2022, 100% of the fees paid to Withum were approved by the Audit Committee.
The Board of Directors proposes and recommends that the stockholders ratify the selection of the firm of Frazier & Deeter to serve as our independent registered public accountants for the fiscal year ending December 31, 2024. Approval of the selection of Frazier & Deeter to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the selection of Frazier & Deeter to audit our financial statements.
We expect that a representative of Frazier & Deeter will be present at the Meeting, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from stockholders.
2024 INCENTIVE PLAN AMENDMENT PROPOSAL

Plan Background
In connection with the approval of the Merger, the stockholders of AgeX approved the 2024 Incentive Plan. The purpose of the 2024 Incentive Plan is to promote and closely align the interests of our employees, officers, non-employee directors, and other service providers and our stockholders by providing stock-based compensation. The objectives of the 2024 Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility and to motivate participants to optimize our profitability and growth through incentives that are consistent with our goals and that link the personal interests of participants to those of our stockholders.

The 2024 Incentive Plan currently authorizes the issuance of up to a total of 1,725,000 shares of our common stock. The 2024 Incentive Plan also currently provides that the maximum aggregate number of shares that may be issued under the Plan pursuant to Incentive Stock Options (as defined therein) shall not exceed 1,725,000 shares of common stock. As of October 22, 2024, there were approximately 72,208 shares remaining available for issuance under the 2024 Incentive Plan, 1,652,792 total stock options outstanding (with associated weighted average exercise price of $7.95 and weighted average remaining term of 9.74 years).

Capitalized terms used in this Proposal but not defined herein shall have the meaning ascribed to such terms in the 2024 Incentive Plan, as amended by 2024 Incentive Plan Amendment.

Purpose of the Plan and Reasons for the Proposed 2024 Incentive Plan Amendment

The 2024 Incentive Plan is designed to attract and retain nonemployee directors, employees, and consultants and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the 2024 Incentive Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company. Stockholder approval of this Proposal will enable us to continue to grant equity awards to our employees, non-employee directors, and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders. In addition to the crucial role we believe such grants play in attracting and retaining talented individuals, we believe that the equity compensation granted under the 2024 Incentive Plan also serves the important function of aligning the interests of Participants with our other stockholders and focusing such Participants on the long-term growth of the Company.

We are seeking stockholder approval of an amendment to the 2024 Incentive Plan to (i) increase the number of shares of common stock available for issuance thereunder (the “Share Reserve”) to 2,675,000, (ii) increase the number of shares that may be issued as Incentive Stock Options under the 2024 Incentive Plan to 2,675,000, (iii) provide that the Share Reserve will increase automatically on the first day of each fiscal year of the Company (each, a “Fiscal Year”) beginning with the 2026 Fiscal Year and ending on (and including) the first day of the 2034 Fiscal Year (each, an “Evergreen Date”), in each case, in an amount equal to 5% of the outstanding shares of common stock on the last day of the immediately preceding Fiscal Year (each, an “Evergreen Increase”); provided, however, that the Board may act to provide that there will be no Evergreen Increase for a Fiscal Year, or that the Evergreen Increase for such Fiscal Year will be a lesser number of shares of common stock; and (iv) to modify the Reversion of Shares Provisions (as defined below). In determining to propose the increases in shares set forth in the 2024 Incentive Plan Amendment, the Board has taken into consideration that the proposed increases would represent only a small percentage of the total shares of common stock outstanding and the desirability and importance of being able to continue to grant awards that are comparable to those of our peer companies

The form of the 2024 Incentive Plan reflecting the 2024 Incentive Plan Amendment is included as Annex A to this Proxy Statement with the revisions to the current 2024 Incentive Plan to be effected with deletions indicated with strike-throughs of the text and with additions of text indicated with a double underline boldface type. If our stockholders do not approve this proposal, the Company will continue to operate the 2024 Incentive Plan under its current provisions.

Summary Description of the 2024 Incentive Plan, as amended by the 2024 Incentive Plan Amendment

The following description of the material terms of the 2024 Incentive Plan, as amended by the 2024 Incentive Plan Amendment, is intended to be a summary only, and is qualified in its entirety by the full text of the Amended Plan which is included as Annex A to this Proxy Statement.

Plan Administration. The 2024 Incentive Plan is administered by the Compensation Committee of our Board. The Compensation Committee has broad authority, subject to the provisions of the 2024 Incentive Plan, to administer and interpret the 2024 Incentive Plan and awards granted thereunder. All decisions and actions of the Compensation Committee are final and binding.

Stock Subject to the 2024 Incentive Plan.
The 2024 Incentive Plan currently authorizes the issuance of up to a total of 1,725,000 shares of our common stock for the grant of awards under the 2024 Incentive Plan. The 2024 Incentive Plan currently provides that the number of shares of common stock that may be issued as Incentive Stock Options under the 2024 Incentive Plan (the “ISO Limit”) shall not exceed 1,725,000 shares.
On cancellation, forfeiture, or expiration of an award under the current 2024 Incentive Plan, in whole or in part, the number of shares of common stock subject to such award will again become available for grant under the current 2024 Incentive Plan. Shares subject to an award under the current 2024 Incentive Plan will not again be made available for issuance or delivery thereunder if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award, or (d) shares repurchased by us using option proceeds (the provisions of the current 2024 Incentive Plan described in this paragraph are referred to herein collectively as the “Reversion of Shares Provisions”).

If our stockholders approve the 2024 Incentive Plan Amendment:

(1)the Share Reserve would increase from 1,725,000 shares of common stock to 2,675,000 shares of common stock;
(2)the ISO Limit would increase from 1,725,000 shares of common stock to 2,675,000 shares of common stock;
(3)an “evergreen provision” would be added to provide that the Share Reserve will increase automatically on each Evergreen Date, in each case, in an amount equal to 5% of the outstanding shares of common stock on the last day of the immediately preceding Fiscal Year; provided, however, that the Board may act to provide that there will be no Evergreen Increase for a Fiscal Year, or that the Evergreen Increase for such Fiscal Year will be a lesser number of shares of common Stock; and
(4)the Reversion of Shares Provisions would be revised to provide that: (a) if an award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such award having been issued or (ii) is settled in cash (i.e., the participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the Share Reserve; (b) if any shares of common stock issued pursuant to an award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan; and (c) any shares reacquired by the Company in satisfaction of tax withholding obligations on an award or as consideration for the exercise or purchase price of an award will again become available for issuance under the Plan.

Eligibility. Prospective or current members of our Board, employees (including executive officers), and other service providers of us and our affiliates are eligible to participate in the 2024 Incentive Plan. Only our employees may be granted Incentive Stock Options under the 2024 Incentive Plan. As of October 22, 2024, there were approximately fourteen individuals eligible to participate in the 2024 Incentive Plan.

Types of Awards

Stock Options. All options granted under the 2024 Incentive Plan will be evidenced by a written agreement with the participant, which provides, among other things, the term of the option, which may not generally exceed 10 years (or 5 years for grants of incentive stock options to ten percent shareholders), and other terms and conditions. The option exercise price for any option granted may not be less than the fair market value per share of our common stock on the grant date (or 110% of such fair market value for grants of incentive stock options to ten percent shareholders), as determined pursuant to the plan; provided that an option may be granted with a lower option exercise price if such option is granted pursuant to an assumption or substitution of another option that satisfied the provisions of section 409A or 424(a) of the Code, as applicable.

Stock Appreciation Rights. Stock appreciation rights may be granted alone or in conjunction with all or part of an option. Upon exercising a stock appreciation right, the participant is entitled to receive the amount equal to the number of shares of our common stock subject to the stock appreciation right that is being exercised multiplied by the excess by which the fair market value of our common stock at the time of exercise exceeds the exercise price of the stock appreciation right. All freestanding stock appreciation rights shall be granted subject to the same terms and conditions as applicable to options, including exercise price and term, as set forth above, and all tandem stock appreciation rights shall have the same exercise price as the option to which they relate. Stock appreciation rights may be settled in common stock, cash, restricted stock, or a combination thereof, at the Compensation Committee’s discretion.

Restricted Stock and RSUs. The 2024 Incentive Plan provides for awards of actual shares of common stock or hypothetical common stock units having a value equal to the fair market value of an identical number of shares of our common stock. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units, which may include performance vesting conditions. Participants are entitled to receive all dividends and other distributions paid with respect to shares of common stock subject to restricted stock awards. Participants are entitled to receive dividend equivalents with respect to shares of common stock subject to restricted stock units only to the extent provided by the Compensation Committee.

Notwithstanding the above, dividends or dividend equivalents will be withheld with respect to restricted stock or restricted stock units that are subject to restrictions until the date the restrictions are released.

Transferability. Awards generally may not be sold, transferred for value, pledged, assigned or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution or upon approval by the Compensation Committee, to the extent provided in the award agreement or by subsequent consent granted by the Compensation Committee. Each option may be exercisable only by the participant during his or her lifetime.

Adjustments. In the event any change is made to the outstanding common stock as a result of any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of shares of common stock outstanding, then equitable and proportional adjustments will be made to the maximum number and class(es) of securities issuable under the 2024 Incentive Plan (including pursuant to incentive stock options). The terms of any outstanding award shall also be equitably adjusted by the Compensation Committee as to price, number, or kind of shares of common stock subject to such award, vesting, and other terms to reflect the foregoing events.

Change in Control. In the discretion of the Compensation Committee, any award agreement may provide, or the Compensation Committee may provide by amendment of any award agreement or otherwise, notwithstanding any provision of the 2024 Incentive Plan to the contrary, that in the event of a change in control (as defined in the 2024 Incentive Plan), options and/or stock appreciation rights will become immediately exercisable and/or the restrictions will be released immediately with respect to all or a specified portion of the shares of restricted stock or restricted stock units. In addition, in the event of a change in control, the Compensation Committee may, in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by our other stockholders. In the case of any option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Compensation Committee may cancel the option or stock appreciation right without the payment of consideration therefor.

Clawback/Recoupment. Awards granted under the 2024 Incentive Plan will be subject to recoupment in accordance with any law, government regulation, or stock exchange listing requirement (or any policy we adopt pursuant to any such law, government regulation or stock exchange listing requirement).

Amendment and Termination. Our Board has the right to amend or terminate the 2024 Incentive Plan at any time, provided certain amendments may not be made without the approval of our stockholders in compliance with applicable law. No amendment to the 2024 Incentive Plan or an award or award agreement may be made that would materially impair the rights of the participant without such participant’s consent.
Duration of Plan. The 2024 Incentive Plan will expire by its terms on March 27, 2034.
Summary of U.S. Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2024 Incentive Plan, as amended by the 2024 Incentive Plan Amendment, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2024 Incentive Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Non-Statutory Options. An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of vested shares purchased over the exercise price. The

Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares received upon exercise of an option will be the exercise price paid plus the amount of compensation recognized by the participant as ordinary income (generally, fair market value of the shares on the date of exercise), and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive Stock Options. Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted, and must not be exercisable after the expiration of 10 years from the date of grant; further restrictions apply to employees who are greater-than-10% shareholders. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, then (i) the excess (if any) of the amount realized on the disposition over the exercise price will be taxed as capital gain and (ii) the amount (if any) by which the exercise price exceeds the amount realized upon the disposition will be treated as capital loss. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income in the year of the disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the amount realized on the disposition over the option price, and the Company generally will be entitled to a tax deduction in such amount. Any additional amount realized will be taxed as capital gain.

Stock Grants. A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares are awarded in an amount equal to their fair market value at that time (less any amount paid by the participant for the shares), notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Stock Units. The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Appreciation Rights (SARs). A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares received upon exercise of a SAR will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. We intend to structure awards under the 2024 Incentive Plan in a manner that is designed to be exempt from or comply with Section 409A.

Vote Required; Recommendation of the Board

The Board of Directors proposes and recommends that the stockholders approve the 2024 Incentive Plan Amendment to increase the number of shares available for issuance thereunder. Approval of the 2024 Incentive Plan Amendment to increase the number of shares available for issuance thereunder requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the 2024 Incentive Plan Amendment to increase the number of shares available for issuance thereunder.

The Board of Directors Recommends a Vote “FOR” the 2024 Incentive Plan Amendment
to increase the number of shares available for issuance thereunder.
PROPOSALS OF STOCKHOLDERS
Stockholders who intend to present a proposal for action at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must notify our management of such intention by notice in writing received at our principal executive offices, 601 Genome Way, Suite 2001, Huntsville, Alabama 35806, no later than July 4, 2025, and must otherwise company with the requirements of Rule 14a-8 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.
Stockholders who desire to present business at our 2025 Annual Meeting of Stockholders, without inclusion in the proxy statement for such meeting, including a nomination of a candidate for election as director at such meeting, must notify our Corporate Secretary of such intent in accordance with our Bylaws by writing to our Corporate Secretary 601 Genome Way, Suite 2001, Huntsville, Alabama 35806. To be timely, such notice must be received no earlier than August 15, 2025, nor later than September 14, 2025, provided that if the date of the Annual Meeting is advanced more than 30 calendar days prior to or delayed by more than 70 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. The advance notice must also meet the other requirements of Section 3.2 of our Bylaws. You may obtain a copy of our Bylaws by writing to our Corporate Secretary at the address above.
ANNUAL REPORT
Our Annual Report on Form 10-K, filed with the SEC for the fiscal year ended December 31, 2023, without exhibits, may be obtained by a stockholder without charge, upon written request to the Secretary of Serina.

ELIMINATING DUPLICATE MAILINGS
Serina has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple stockholders who share the same address, unless we receive contrary instructions from one or more of the stockholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs.

We will deliver separate copies of the Proxy Statement and Annual Report to each stockholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the Proxy Statement or Annual Report, you may contact us by telephone at (256) 327-9630, or by mail at 601 Genome Way, Suite 2001, Huntsville, Alabama 35806. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the Proxy Statement, and Annual Report but would prefer to receive a single copy instead.
HOW TO ATTEND THE ANNUAL MEETING
Participating in the Meeting Online
The Meeting will be held online only and we have not made accommodations for the participation of stockholders in person at the Meeting.Stockholders who wish to attend the Meeting online will need to gain admission in the manner described below. Stockholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by visiting https://www.virtualshareholdermeeting.com/SER2024.
If you are a “stockholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to visit https://www.virtualshareholdermeeting.com/SER2024 and use the 16 digit control number on your proxy card to log on.
If you are a “street name” stockholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, to attend and participate in the Meeting online you will need to visit https://www.virtualshareholdermeeting.com/SER2024 and use the 16 digit control number on your Voting Instruction Form to log on.
You may attend the Meeting and vote your shares at https://www.virtualshareholdermeeting/SER2024.com during the Meeting. Follow the instructions provided to vote. We encourage you to access the Meeting 15 minutes prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Steve Ledger
Chief Executive Officer

November 1, 2024

Annex A

ANNEX A

SERINA THERAPEUTICS, INC.
2024 EQUITY INCENTIVE PLAN, AS AMENDED

(Amended by the Stockholders as of December ___, 2024)

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Serina Therapeutics, Inc. 2024 Equity Incentive Plan. The purposes of the Plan are to (a) enable the Company to attract and retain the types of Employees, Consultants, and Directors who will contribute to the Company's long-range success; (b) provide incentives that align the interests of Employees, Consultants, and Directors with those of the stockholders of the Company; and (c) promote the success of the Company's business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants, and Directors of the Company.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Stock Awards.

2. Definitions.

"**Applicable Laws**" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"**Award**" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, or a Stock Award.

"**Award Agreement**" means a written agreement, contract, certificate, or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan, which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement will be subject to the terms and conditions of the Plan.

"AgeX" means AgeX Therapeutics, Inc., a Delaware corporation, and any successor company or any parent company.

"**Board**" means the Board of Directors of Serina, as constituted at any time.

"**Cause**" means:

With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company; (iii) willful conversion or misappropriation of corporate funds; (iv) gross negligence or willful misconduct with respect to the Company; or (v) material violation of any state or federal securities law.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director's appointment;(d) willful conversion or misappropriation of

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corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"**Change in Control**" (a) the direct or indirect sale, transfer, conveyance, or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the date that is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (c) the acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then-outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions will not constitute a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Subsidiary, (C) any acquisition that complies with clauses, (i), (ii), and (iii) of subsection (d) of this definition, or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (d) the consummation of a reorganization, merger, consolidation, statutory share exchange, or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

"**Code**" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code will be deemed to include a reference to any regulations promulgated thereunder.

"**Committee**" means a committee of the Board appointed by the Board to administer the Plan in accordance with ***Section* 3.3** and ***Section* 3.4**.

"**Common Stock**" means the common stock, par value $0.0001 per share, of Serina, or such other securities of Serina as may be designated by the Board or Committee from time to time in substitution thereof.

"**Company**" means Serina and any or all of its Subsidiaries.

"**Consultant**" means any individual who is engaged by the Company to render consulting or advisory services.

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“**Continuous Service**” means that the Participant’s service with the Company, whether as an Employee, Consultant, or Director, is not interrupted or terminated. The Participant’s Continuous Service will not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company as an Employee, Consultant, or Director or a change in the entity for which the Participant renders such service (such as a change of employment from one Subsidiary to another Subsidiary), *provided that* there is no interruption or termination of the Participant’s Continuous Service; *provided further that* if any Award is subject to Section 409A of the Code, this sentence will only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee to a Director will not constitute an interruption of Continuous Service. The Board or Committee, in its sole discretion, may determine whether Continuous Service will be considered interrupted in the case of any leave of absence approved by the Board or Committee, such as sick leave, military leave, or any other personal or family leave of absence. The Board or Committee, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or Subsidiary that employs a Participant, will be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision will be final, conclusive, and binding.

“**Director**” means a member of the Board.

“**Disability**” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; *provided, however,* for purposes of determining the term of an Incentive Stock Option pursuant to ***Section* 6.10** hereof, the term Disability will have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability will be determined by the Board or Committee or under procedures adopted by the Board or Committee. Except for a determination of Disability within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, the Board or Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company in which a Participant participates.

“**Effective Date**” means the date as of which this Plan was adopted by the board of directors of AgeX.

“**Employee**” means any person employed by the Company; *provided, that,* for purposes of determining eligibility to receive Incentive Stock Options, an Employee means an employee of the Company or a parent corporation within the meaning of Code Section 424. Mere service as a Director or payment of a director’s fee by the Company will not be sufficient to constitute “employment” by the Company.

“**Exchange Act**” means the Securities Exchange Act of 1934, as amended.

“**Fair Market Value**” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any national stock exchange, inter-dealer quotation system, or over-the-counter market that reports closing prices, including without limitation, the New York Stock Exchange, NYSE MKT, Nasdaq, or the OTC Bulletin Board, the Fair Market Value will be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the *Wall Street Journal* or such other source as the Board or Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Board or Committee, using such methods as the Board or Committee determines to be reasonable under the circumstances, and such determination will be conclusive and binding on all persons.

“**Free Standing Rights**” has the meaning set forth in ***Section* 7.1(a)**.

“**Good Reason**” means: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material increase in the Participant’s duties (other than by way of promotion attendant with additional responsibilities, authority, or title and an increase in salary commensurate

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therewith), (ii) any material diminution of responsibilities, authority, title, status, or reporting structure; (iii) a material reduction in the Participant's base salary or bonus opportunity; or (iv) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

"**Grant Date**" means the date on which the Board or Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"**Incentive Stock Option**" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"**Non-Employee Director**" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"**Non-qualified Stock Option**" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"**Officer**" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"**Option**" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"**Optionholder**" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"**Option Exercise Price**" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"**Participant**" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"**Performance Goals**" means one or more goals established by the Board or Committee that must be attained by Serina or a Subsidiary, or a division, business unit or operational unit of Serina or a Subsidiary in order for an Award to vest or for the determination of the amount of an Award. A Performance Goal may be based on financial results or performance or upon the attainment of any other goal or milestone designated by the Board or Committee such as, by way of example only and not by way of limitation, the attainment of a specified amount of sales, revenues, or net income, an increase in the Fair Market Value of the Common Stock, or the commencement or successful completion of a clinical trial of a new drug, biological product, or medical device.

"**Permitted Transferee**" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) in conjunction with the exercise of an Option, and for the purpose of obtaining financing for such exercise, the Optionholder may arrange for a securities broker/dealer to exercise an Option on the Optionholder's behalf, to the extent necessary to obtain funds required to pay the exercise price of the Option, provided that the Fair Market Value of the Common Stock determined as of the date immediately before the date of such transfer exceeded the exercise price of the Option.

"**Plan**" means this Serina Therapeutics, Inc. 2024 Equity Incentive Plan, as amended and/or amended and restated from time to time.

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“**Related Rights**” has the meaning set forth in ***Section* 7.1(a)**.

“**Restricted Period**” has the meaning set forth in ***Section* 7.2(a)**.

“**Rule 16b-3**” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“**Securities Act**” means the Securities Act of 1933, as amended.

“Serina” means Serina Therapeutics, Inc., a Delaware corporation, and any successor company or any parent company.

“**Stock Appreciation Right**” means the right pursuant to an Award granted under ***Section* 7.1** to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“**Stock Award**” means any Award granted pursuant to ***Section* 7.2(a)**.

“Subsidiary” means (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Board or Committee.

“**Ten Percent Shareholder**” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

“Voting Securities” means any class or series of stock or other securities entitling the holder vote for the election of Directors generally but will exclude any such security that entitles the holder to designate, appoint, or vote for the election of a minority of the Directors.

3. Administration.

3.1 Authority of Committee. The Plan will be administered by the Board or, in the Board’s sole discretion, by a Committee. Subject to the terms of the Plan, the Board or Committee will have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e) from time to time to select those Participants to whom Awards will be granted;

(f) to determine the number of shares of Common Stock to be made subject to each Award;

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(g) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(h) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(i) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; *provided, however*, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment will also be subject to the Participant's consent;

(j) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods will be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(k) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(l) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Board or Committee also may modify the purchase price or the exercise price of any outstanding Award, consistent with requirements under the Code applicable to the Award, *provided that* if the modification effects a repricing, stockholder approval will be required before the repricing is effective. As used in this paragraph, repricing means (i) reduction in the exercise price of an outstanding Option or SAR, and (ii) cancellation of an "underwater" or "out-of-the money" Award in exchange for other Awards or cash. An "underwater" or "out-of-the money" Award is one for which the exercise price is greater than the Fair Market Value of the underlying Common Stock.

3.2 Decisions Final. All decisions made by the Board or Committee pursuant to the provisions of the Plan will be final and binding on the Company and the Participants.

3.3 Delegation. The Board may delegate administration of the Plan to a committee or committees of the Board, and the term "**Committee**" will apply to any such committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee will be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee will act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes will be kept of all of its meetings and copies thereof will be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee will consist solely of two or more Non-Employee Directors. The Board will have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee will

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be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein will create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

4. Shares Subject to the Plan; Automatic Share Reserve Increase.

4.1 Share Reserve.

(a) 4.1 Subject to adjustment in accordance with ***Section* 4.1(b)** and ***Section* 11**, a total of 1,725,000the aggregate number of shares of Common Stock will be available for the grant of Awards under the Planthat may be issued pursuant to Awards will not exceed 2,675,000 shares (the "**Share Reserve**"). The shares of Common Stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

(b) The Share Reserve will increase automatically on the first day of each fiscal year of the Company (each, a "**Fiscal Year**") beginning with the 2026 Fiscal Year and ending on (and including) the first day of the 2034 Fiscal Year (each, an "**Evergreen Date**"), in each case, in an amount equal to five percent (5%) of the outstanding shares of Common Stock on the last day of the immediately preceding Fiscal Year (each, an "**Evergreen Increase**"). Notwithstanding the foregoing, the Board may act prior to the Evergreen Date of a given Fiscal Year to provide that there will be no Evergreen Increase for such Fiscal Year, or that the Evergreen Increase for such Fiscal Year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(c) For clarity, the Share Reserve in this ***Section* 4.1** is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to an Award is forfeited, it may be made subject to grant again as provided in ***Section* 4.2** below), the Share Reserve is not a limit on the number of Awards that can be granted.

4.3 Incentive Stock Option Limit. Subject to adjustment in accordance with ***Section* 11**, in no event shall the aggregate maximum aggregate number of shares that may be issued under the Plan pursuant to Incentive Stock Options exceed 2,675,000 shares of Common Stock that may be issued on the exercise of Incentive Stock Options will be 1,750,000 shares of Common Stock.

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5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors. Awards may be granted to individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors; provided that such grant and the Grant Date will become effective only the individual becoming an Employee, Consultant, or Director.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder will not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions.

Each Option granted under the Plan will be evidenced by an Award Agreement. Each Option so granted will be subject to the conditions set forth in this ***Section* 6**, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options will be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company will have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option will include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. An Option will expire, and thereafter no longer be exercisable, on such date as the Board or Committee may designate; *provided, however*, no Option will be exercisable after the expiration of 10 years from the Grant Date, and no Incentive Stock Option granted to a Ten Percent Shareholder will be exercisable after the expiration of 5 years from the Grant Date. The expiration date of each Option will be stated in the Award Agreement pertaining to the Option.

6.2 Exercise Price of An Incentive Stock Option. Subject to the provisions of ***Section* 5.2** pertaining to Incentive Stock Options granted to Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option will be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) to the extent approved by the Board or Committee, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired; (ii) a "cashless" exercise program established with a broker pursuant to which the broker exercises or arranges for the coordination of the exercise of the Option with the sale of some or all of the underlying Common Stock; (iii) any combination of the foregoing methods; or (iv) in any other form of consideration that is legal consideration for the issuance of Common Stock and that may be acceptable to the Board or Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired

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pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, will be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any national securities exchange or an interdealer quotation system, or is traded in an over-the-counter market that reports closing prices) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 is prohibited with respect to any Award under this Plan.

6.5 Transferability of An Incentive Stock Option. An Incentive Stock Option will not be transferable except by will or by the laws of descent and distribution and will be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Board or Committee, be transferable to a Permitted Transferee, upon approval by the Board or Committee, to the extent provided in the Award Agreement or by subsequent consent granted by the Board or Committee. If the Non-qualified Stock Option does not provide for transferability or consent to transfer to a Permitted Transferee is not granted by the Board or Committee, then the Non-qualified Stock Option will not be transferable except by will or by the laws of descent and distribution and will be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic instalments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board or Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement The Board or Committee or its respective delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option will terminate.

6.9 Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option will terminate on the earlier of (a) the expiration of the term of the Option in accordance with ***Section* 6.1** or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination,

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the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option will terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, executor, or personal representative, by a person who acquired the right to exercise the Option by bequest, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option will terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General

Each Stock Appreciation Right granted under the Plan will be evidenced by an Award Agreement. Each Stock Appreciation Right so granted will be subject to the conditions set forth in this ***Section* 7.1**, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("**Free Standing Rights**") or in tandem with an Option granted under the Plan ("**Related Rights**").

(b) Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan will be determined by the Board or Committee; *provided, however*, no Stock Appreciation Right will be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic instalments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

(e) Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder will be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right will be made on the date of exercise. Payment will be

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made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board or Committee in its sole discretion), cash or a combination thereof, as determined by the Board or Committee.

(f) Exercise Price

The exercise price of a Free Standing Stock Appreciation Right will be determined by the Board or Committee, but will not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of the Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto will have the same exercise price as the related Option, will be transferable only upon the same terms and conditions as the related Option, and will be exercisable only to the same extent as the related Option; *provided, however*, that a Stock Appreciation Right, by its terms, will be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof. No Stock Appreciation Rights may be granted in tandem with an Option unless the Board or Committee determines that the requirements of ***Section* 7.1(b)** are satisfied.

(g) Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option will be exercisable will be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right will be exercisable will be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2 Stock Awards.

(a) General

A Stock Award is an Award of actual shares of Common Stock ("**Restricted Stock**") or hypothetical Common Stock units ("**Restricted Stock Units**") having a value equal to the Fair Market Value of an identical number of shares of Common Stock. A Stock Award may, but need not, provide that such Stock Award may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the Board or Committee shall determine (the "**Restricted Period**"). Each Stock Award granted under the Plan will be evidenced by an Award Agreement. Each Stock Award so granted will be subject to the conditions set forth in this ***Section* 7.2**, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the applicable payment terms, if any, for the Restricted Stock, and restrictions and other terms and conditions applicable to such Restricted Stock.

(ii) Restricted Stock may be issued to a Participant without payment or without the delivery of a promissory note or instalment payment agreement only for services actually performed by the Participant prior to the issuance of the Restricted Stock.

(iii) In the case of Restricted Stock sold to a Participant on an instalment payment basis, the Company may require, as a condition of the grant, that the Participant execute and deliver to the Company a promissory note or instalment payment agreement and a stock pledge or security agreement, and a blank stock power with respect to the Restricted Stock, in such form and containing such terms as the Board or Committee may require. No Restricted Stock will be sold to an Officer or Director on instalment

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payment terms that would constitute an extension of credit in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002.

(iv) If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

(v) If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, a promissory note or instalment payment agreement, stock pledge or security agreement, escrow agreement, and stock power, the Award will be null and void. Subject to the restrictions set forth in the Award, the Participant generally will have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; *provided that*, any cash dividends and stock dividends with respect to the Restricted Stock will be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) will be distributed to the Participant in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant will have no right to such dividends.

(vi) The terms and conditions of a grant of Restricted Stock Units will be reflected in an Award Agreement. No shares of Common Stock will be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant will have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock ("**Dividend Equivalents**"). Dividend Equivalents will be withheld by the Company for the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) will be distributed in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant will have no right to such Dividend Equivalents.

(c) Restrictions

(i) Restricted Stock awarded to a Participant will be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant will not be entitled to delivery of the stock certificate; (B) the shares will be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares will be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates will be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares will terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant will be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units will

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terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Board or Committee will have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d) Restricted Period

With respect to Stock Awards, the Restricted Period will commence on the Grant Date and end at the time or times set forth on a schedule established by the Board or Committee in the applicable Award Agreement. The Board or Committee may, but will not be required to, provide for an acceleration of the expiration of a Restricted Period upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in ***Section* 7.2(c)** and the applicable Award Agreement will be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (provided, that no fractional shares will be issued) and any cash dividends or stock dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit ("**Vested Unit**"); *provided, however*, that, if explicitly provided in the applicable Award Agreement, the Company may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment will be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f) Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan will, in addition to any other legends as may be required by law or by the Board or Committee, bear a legend to the following effect:

THESE SHARES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. Securities Law Compliance.

All Awards, including all Options, Stock Appreciation Rights, and Stock Awards granted under the Plan will be subject to the requirement that, if at any time the Board or the Committee shall determine, in its discretion, that the listing upon any securities exchange, or the registration under the Securities Act, or registration or qualification under any state law is required for the grant, exercise, issue, or sale of any Options, Stock Appreciation Rights, Common Stock, or Restricted Stock Units under the Plan, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection therewith, such Option, Stock Appreciation Rights, or Stock Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Board or the Committee. Furthermore, if the Board or the Committee determines that any amendment to any Award (including, but not limited to, an increase in the exercise price of any Option or Stock Award) is necessary or desirable in connection with the registration or qualification of any of its shares under any state securities or "blue

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sky" law, then the Board or the Committee will have the unilateral right to make such changes without the consent of the Participant to whom the Award was granted.

8.1 Each Award Agreement will provide that no shares of Common Stock will be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.

8.2 Except as may otherwise be required by the Securities Act, the Company will not be required to register under the Securities Act the Plan, any Award or any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or any Common Stock issued or issuable pursuant to any such Award, and the Company will have no liability for any delay in issuing or failure to issue or sell any Option, Stock Appreciation Right, Common Stock, or Restricted Stock Unit prior to the date on which a registration statement under the Securities Act becomes effective with respect to the offer, sale, and issuance of such Award, Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Common Stock.

9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, will constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Board or Committee will have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in ***Section* 11** hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or will affect the right of the Company to terminate (a) the employment of an Employee with or without notice and with or without Cause, except as may otherwise be provided in a written employment agreement between the Company and the Participant, or (b) the service of a Director pursuant to the By-laws of Serina or a Subsidiary, and any applicable provisions of the corporate law of the state in which Serina or the Subsidiary is incorporated, as the case may be.

10.4 Withholding Obligations. To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, *provided, however*, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock.

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11. Adjustments Upon Changes in Stock.

In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, including the exercise price of Options and Stock Appreciation Rights and the number of shares of Common Stock subject to such Options, Stock Appreciation Rights, or Stock Awards, the maximum number of shares of Common Stock subject to all Awards stated in ***Section* 4**, and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in ***Section* 4** will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this ***Section* 11**, unless the Board or Committee specifically determines that such adjustment is in the best interests of the Company, Board or the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this ***Section* 11** will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this ***Section* 11** will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this ***Section* 11** will be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment will be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights will become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period will expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.

12.3 The obligations of the Company under the Plan will be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in ***Section* 11** relating to adjustments upon changes in Common Stock, and ***Section* 13.3** and ***Section* 14.14**, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

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13.2 Stockholder Approval. The Board may, in its sole discretion, submit any amendment to the Plan or any Award for stockholder approval. Further, the Board or Committee may make the payment of any Award contingent upon stockholder approval.

13.3 No Impairment of Rights. Rights under any Award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and the Participant consents in writing, or (b) the Award was granted subject to the terms of the amendment.

14. General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in this Plan will prevent the Board or Committee from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans will contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans will be deemed a part of the Plan, but each sub-plan will apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6 Unfunded Plan. The Plan will be unfunded. Neither the Company, the Board nor the Committee will be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7 Recapitalizations. Each Award Agreement will contain provisions required to reflect the provisions of ***Section* 11**.

14.8 Delivery. Subject to ***Section* 8** and ***Section* 7.2(c)**, upon exercise of an Option or Stock Appreciation Right or Restricted Stock Unit granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. A period of 30 days will be considered a reasonable period of time.

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14.9 No Fractional Shares. No fractional shares of Common Stock will be issued or delivered pursuant to the Plan. The Board or Committee shall determine whether cash, additional Awards or other securities or property will be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded down, forfeited, or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the short-term deferral period described in Treasury Regulation Section 1.409A-1(b)(4) will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service will instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12 Disqualifying Dispositions. Any Participant who makes a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option will be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this ***Section* 14.13**, such provision to the extent possible will be interpreted and/or deemed amended so as to avoid such conflict.

14.14 Expenses. The costs of administering the Plan will be paid by the Company.

14.15 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby.

14.16 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17 Non-Uniform Treatment. The determinations of the Board or Committee under the Plan need not be uniform and may be made selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Board and Committee will be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

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15. Effective Date of Plan.

The Plan will become effective as of the Effective Date, but no Award will be exercised (or, in the case of a stock Award, will be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval will be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan.

The Plan will terminate automatically on March 27, 2034, which is ten years from the date the Plan was approved by AgeX's board of directors. No Award will be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date.

17. Effect of Dissolution, Merger or Other Reorganization.

Upon the dissolution or liquidation of Serina, or upon a reorganization, merger or consolidation of Serina as a result of which the outstanding Common Stock or other securities of the class then subject to Awards are changed into or exchanged for cash or property or securities not of Serina's issue, or upon a sale of substantially all the property of Serina to, or the acquisition of more than eighty percent (80%) of the Voting Securities of Serina then outstanding by, another corporation or person, this Plan will terminate, and all unexercised Awards theretofore granted hereunder will terminate, unless provision can be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Awards theretofore granted, or the substitution for Awards options or other rights covering the shares of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Awards theretofore granted will continue in the manner and under the terms so provided, subject to such adjustments. The grant of an Award pursuant to the Plan will not affect in any way the right or power of Serina or any Subsidiary or parent corporation to make adjustments, reclassifications, reorganizations or changes or its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

18. Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

History

- Approved by stockholders on March 14, 2024, to be effective as set forth in the Plan.
- Ratified, confirmed, and adopted by the Board on March 27, 2024.
- Amended by the stockholders as of December [__], 2024.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SERINA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three (3) Class I directors to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Balkrishan “Simba” Gill
02) Remy Gross
03) Steven Mintz

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY FOR AGEX THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 13, 2023

The undersigned appoints Gregory H. Bailey and Joanne M. Hackett, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Stockholders of AgeX Therapeutics, Inc. on December 13, 2023 and any adjournment thereof and to represent and vote all shares of AgeX Therapeutics, Inc. common stock standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2 and 3. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

1.1 14475